                                                                    EXHIBIT 10.1

                           THIRD AMENDED AND RESTATED

                      UNSECURED REVOLVING CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 17, 2001

                                      AMONG

                             SUSA PARTNERSHIP L.P.,

                                STORAGE USA, INC.

                                STORAGE USA TRUST

                                       AND

                         BANC ONE CAPITAL MARKETS, INC.
                         AS LEAD BOOKRUNNER AND ARRANGER

                                  BANK ONE, NA,
                            AS ADMINISTRATIVE AGENT,
                                   AND LENDER

                             BANK OF AMERICA ,N.A.,
                         AS SYNDICATION AGENT AND LENDER

                         COMMERZBANK AG NEW YORK BRANCH
                           FIRST UNION NATIONAL BANK,
                         PNC BANK, NATIONAL ASSOCIATION
                       AS DOCUMENTATION AGENTS AND LENDERS

                                  AMSOUTH BANK
                            NATIONAL BANK OF COMMERCE
                                  SUNTRUST BANK
                                 SOUTHTRUST BANK
                            AS CO-AGENTS AND LENDERS

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE I DEFINITIONS.............................................................................................2

ARTICLE II THE CREDIT............................................................................................17
   2.1.    Commitment............................................................................................17
   2.2.    Final Principal Payment and Extension Option..........................................................17
   2.3.    Ratable Loans.........................................................................................18
   2.4.    Applicable Margins....................................................................................18
   2.5.    Facility Fee..........................................................................................18
   2.6.    Other Fees............................................................................................18
   2.7.    Reductions in Aggregate Commitment....................................................................19
   2.8.    Intentionally Deleted.................................................................................19
   2.9.    Minimum Amount of Each Advance........................................................................19
   2.10.   Optional Principal Payments...........................................................................19
   2.11.   Method of Selecting Types and Interest Periods for New Advances.......................................19
   2.12.   Conversion and Continuation of Outstanding Advances...................................................20
   2.13.   Changes in Interest Rate, Etc.........................................................................20
   2.14.   Rates Applicable After Default........................................................................21
   2.15.   Swing Line Loans......................................................................................21
   2.16.   Competitive Bid Loans.................................................................................22
   2.17.   Fixed Rate Loans......................................................................................26
   2.18.   Method of Payment.....................................................................................26
   2.19.   Application of Moneys Received........................................................................27
   2.20.   Notes; Telephonic Notices.............................................................................27
   2.21.   Interest Payment Dates; Interest and Fee Basis........................................................28
   2.22.   Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.......................28
   2.23.   Lending Installations.................................................................................28
   2.24.   Non-Receipt of Funds by the Administrative Agent......................................................28

ARTICLE III CHANGE IN CIRCUMSTANCES..............................................................................29
   3.1.    Yield Protection......................................................................................29
   3.2.    Changes in Capital Adequacy Regulations...............................................................30
   3.3.    Availability of LIBOR Advances........................................................................30
   3.4.    Funding Indemnification...............................................................................30
   3.5.    Taxes.................................................................................................31
   3.6.    Lender Statements; Survival of Indemnity..............................................................32

ARTICLE IV CONDITIONS PRECEDENT..................................................................................33
   4.1.    Initial Advance.......................................................................................33
   4.2.    Each Advance..........................................................................................35

ARTICLE V BORROWER'S REPRESENTATIONS AND WARRANTIES..............................................................35
   5.1.    Existence.............................................................................................35

   5.2.    Authorization and Validity............................................................................35
   5.3.    No Conflict; Government Consent.......................................................................36
   5.4.    Material Adverse Change...............................................................................36
   5.5.    Taxes.................................................................................................36
   5.6.    Litigation and Guarantee Obligations..................................................................36
   5.7.    Subsidiaries..........................................................................................36
   5.8.    ERISA.................................................................................................37
   5.9.    Accuracy of Information...............................................................................37
   5.10.   Regulation U..........................................................................................37
   5.11.   Material Agreements...................................................................................37
   5.12.   Compliance With Laws..................................................................................37
   5.13.   Ownership of Properties...............................................................................37
   5.14.   Investment Company Act................................................................................38
   5.15.   Public Utility Holding Company Act....................................................................38
   5.16.   Solvency..............................................................................................38
   5.17.   Insurance.............................................................................................38

ARTICLE VI GENERAL PARTNER'S REPRESENTATIONS AND WARRANTIES......................................................39
   6.1.    Corporate Existence and Standing......................................................................39
   6.2.    Authorization and Validity............................................................................39
   6.3.    No Conflict; Government Consent.......................................................................39
   6.4.    Financial Statements..................................................................................39
   6.5.    Material Adverse Change...............................................................................40
   6.6.    Taxes.................................................................................................40
   6.7.    Litigation and Guarantee Obligations..................................................................40
   6.8.    Subsidiaries..........................................................................................40
   6.9.    ERISA.................................................................................................40
   6.10.   Accuracy of Information...............................................................................40
   6.11.   Regulation U..........................................................................................41
   6.12.   Material Agreements...................................................................................41
   6.13.   Compliance With Laws..................................................................................41
   6.14.   Ownership of Properties...............................................................................41
   6.15.   Investment Company Act................................................................................41
   6.16.   Public Utility Holding Company Act....................................................................41
   6.17.   Insurance.............................................................................................41
   6.18.   Solvency..............................................................................................42
   6.19.   REIT Status...........................................................................................42

ARTICLE VII TRUST'S REPRESENTATIONS AND WARRANTIES...............................................................42
   7.1.    Corporate Existence and Standing......................................................................42
   7.2.    Authorization and Validity............................................................................42
   7.3.    No Conflict; Government Consent.......................................................................43

ARTICLE VIII COVENANTS...........................................................................................43
   8.1.    Financial Reporting...................................................................................43
   8.2.    Use of Proceeds.......................................................................................45

   8.3.    Notice of Default.....................................................................................45
   8.4.    Conduct of Business...................................................................................45
   8.5.    Taxes.................................................................................................45
   8.6.    Insurance.............................................................................................45
   8.7.    Compliance with Laws..................................................................................45
   8.8.    Maintenance of Properties.............................................................................46
   8.9.    Inspection............................................................................................46
   8.10.   Maintenance of Status.................................................................................46
   8.11.   Dividends.............................................................................................46
   8.12.   Merger................................................................................................46
   8.13.   General Partner's Ownership and Control of Borrower...................................................46
   8.14.   Sale of Accounts......................................................................................47
   8.15.   Sale and Leaseback....................................................................................47
   8.16.   Acquisitions and Investments..........................................................................47
   8.17.   Liens.................................................................................................47
   8.18.   Affiliates............................................................................................48
   8.19.   Current DSC Ratio.....................................................................................48
   8.20.   Consolidated Tangible Net Worth.......................................................................48
   8.21.   Indebtedness and Cash Flow Covenants..................................................................48

ARTICLE IX DEFAULTS..............................................................................................49

ARTICLE X ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.........................................................51
   10.1.   Acceleration..........................................................................................51
   10.2.   Amendments............................................................................................52
   10.3.   Preservation of Rights................................................................................52

ARTICLE XI GENERAL PROVISIONS....................................................................................53
   11.1.   Survival of Representations...........................................................................53
   11.2.   Governmental Regulation...............................................................................53
   11.3.   Taxes.................................................................................................53
   11.4.   Headings..............................................................................................53
   11.5.   Entire Agreement......................................................................................53
   11.6.   Several Obligations; Benefits of this Agreement.......................................................53
   11.7.   Expenses; Indemnification.............................................................................53
   11.8.   Numbers of Documents..................................................................................54
   11.9.   Accounting............................................................................................54
   11.10.  Severability of Provisions............................................................................54
   11.11.  Nonliability of Lenders...............................................................................54
   11.12.  CHOICE OF LAW.........................................................................................54
   11.13.  CONSENT TO JURISDICTION...............................................................................54
   11.14.  WAIVER OF JURY TRIAL..................................................................................55

ARTICLE XII THE ADMINISTRATIVE AGENT.............................................................................55
   12.1.   Appointment...........................................................................................55
   12.2.   Powers................................................................................................56
   12.3.   General Immunity......................................................................................56

   12.4.   No Responsibility for Loans, Recitals, etc............................................................56
   12.5.   Action on Instructions of Lenders.....................................................................56
   12.6.   Employment of Administrative Agents and Counsel.......................................................57
   12.7.   Reliance on Documents; Counsel........................................................................57
   12.8.   Administrative Agent's Reimbursement and Indemnification..............................................57
   12.9.   Rights as a Lender....................................................................................57
   12.10.  Lender Credit Decision................................................................................58
   12.11.  Successor Administrative Agent........................................................................58
   12.12.  Administrative Agent's Fee............................................................................59
   12.13.  Notice of Defaults....................................................................................59
   12.14.  Requests for Approval.................................................................................59
   12.15.  Copies of Documents...................................................................................59
   12.16.  Defaulting Lenders....................................................................................59
   12.17.  Delegation to Affiliates..............................................................................60
   12.18.  Co-Agents, Documentation Agent, Syndication Agent, etc................................................60

ARTICLE XIII SETOFF; RATABLE PAYMENTS............................................................................60
   13.1.   Setoff................................................................................................60
   13.2.   Ratable Payments......................................................................................61

ARTICLE XIV BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS....................................................61
   14.1.   Successors and Assigns................................................................................61
   14.2.   Participations........................................................................................61
   14.3.   Assignments...........................................................................................62
   14.4.   Designation of Lender to Make Competitive Loans.......................................................63
   14.5.   Dissemination of Information..........................................................................64
   14.6.   Tax Treatment.........................................................................................64

ARTICLE XV NOTICES...............................................................................................64
   15.1.   Giving Notice.........................................................................................64
   15.2.   Change of Address.....................................................................................65

ARTICLE XVI COUNTERPARTS.........................................................................................65

EXHIBITS:

Exhibit A         Pricing Grid
Exhibit B-1       Form of Note
Exhibit B-2       Competitive Bid Notes
Exhibit C-1       Competitive Bid Quote Request
Exhibit C-2       Invitation to Submit Competitive Bids
Exhibit C-3       Competitive Bid Quote
Exhibit D         Form of Opinion
Exhibit E         Form of Compliance Certificate
Exhibit F         Form of Assignment Agreement
Exhibit G         Form of Loan/Credit Related Money Transfer Instruction
Exhibit H         Form of Designation Agreement

SCHEDULES:

Schedule 1        Jurisdictions
Schedule 2        Subsidiaries and Other Investments
Schedule 3        Indebtedness and Liens
Schedule 4        Litigation

                           THIRD AMENDED AND RESTATED

                      UNSECURED REVOLVING CREDIT AGREEMENT

         This Third Amended and Restated Unsecured Revolving Credit Agreement ("Agreement"), dated as of September 17, 2001, is among SUSA Partnership L.P., a Tennessee limited partnership (the "Borrower"), Storage USA, Inc., a Tennessee corporation (the "General Partner," the "Guarantor" and the "REIT"), Storage USA Trust, a Maryland business trust (the "Trust" and the "Guarantor"), the Lenders (as hereinafter defined), and Bank One, NA, with its principal office in Chicago, Illinois, as administrative agent ("Administrative Agent") for the Lenders.

                                    RECITALS

         A. The Borrower is primarily engaged in the business of purchasing, developing, owning and operating storage properties.

         B. The General Partner, the Borrower's sole general partner, is listed on the New York Stock Exchange and is qualified as a real estate investment trust. The General Partner owns approximately 0.9% of the total partnership interests in Borrower, the Trust owns a 88.9% limited partnership interest in the Borrower, and various limited partners in the Borrower own approximately 10.2% of such partnership interests.

         C. The Borrower, General Partner, the Administrative Agent (formerly known as The First National Bank of Chicago), as administrative agent, and certain of the Lenders entered in an Unsecured Revolving Credit Agreement dated as of February 8, 1995 as amended (the "Original Credit Agreement") pursuant to which the Lenders that were parties thereto agreed to make loans to the Borrower in the maximum aggregate amount of $75,000,000.

         D. The Original Credit Agreement was amended and restated by that certain Amended and Restated Unsecured Revolving Credit Agreement by and between the Borrower, the General Partner, the Trust, Administrative Agent, and certain of the Lenders dated as of December 23, 1997, as previously amended (the "First Amended Credit Agreement") to provide for, among other things, an increase in the amount of loans available to the Borrower to $150,000,000.

         E. The First Amended Credit Agreement was amended and restated by that certain Second Amended and Restated Unsecured Revolving Credit Agreement by and between the Borrower, the General Partner, the Trust, Administrative Agent, and certain of the Lenders dated as of May 26, 1999, as previously amended (the "Existing Credit Agreement") to provide for, among other things, an increase in the amount of loans available to Borrower to $200,000,000 (the "Existing Facility").

         F. The Borrower has requested that the Lenders amend and restate in its entirety the Existing Credit Agreement and the Existing Facility pursuant to the terms of this Agreement (the "Facility"), that the amount of loans available to Borrower under the Facility be increased to

$225,000,000, and that the Administrative Agent act as administrative agent for the Lenders and that certain other changes be made to the Existing Facility. The Administrative Agent and the Lenders have agreed to do so.

         G. Banc One Capital Markets, Inc. has arranged the Facility between the Lenders and Borrower and coordinated the closing of the Facility.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "ABR Advance" means an Advance which bears interest at the ABR Rate.

         "ABR Applicable Margin" means, as of any date, the Applicable Margin in effect on such date with respect to ABR Advances and ABR Loans, as determined in accordance with Section 2.4.

         "ABR Loan" means a Loan which bears interest at the ABR Rate.

         "ABR Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate changes.

         "Absolute Interest Period" means, with respect to a Competitive Bid Loan made at an Absolute Rate, a period of up to 90 days as requested by Borrower in a Competitive Bid Quote Request and confirmed by a Lender in a Competitive Bid Quote but in no event extending beyond the Facility Termination Date. If an Absolute Interest Period would end on a day which is not a Business Day, such Absolute Interest Period shall end on the next succeeding Business Day.

         "Absolute Rate" means a fixed rate of interest (rounded to the nearest 1/100 of 1%) for an Absolute Interest Period with respect to a Competitive Bid Loan offered by a Lender and accepted by the Borrower at such rate.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the General Partner, the Borrower or any of their Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

         "Administrative Agent" means Bank One, NA in its capacity as administrative agent for the Lenders pursuant to Article XII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XII.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by the Lenders to the Borrower of the same Type (including Swing Line Loans and Competitive Bid Loans) and, in the case of LIBOR Advances, for the same Interest Period.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, which shall be $225,000,000, subject to reductions in accordance with Section 2.7.

         "Agreement" means this Third Amended and Restated Unsecured Revolving Credit Agreement, as it may be amended or modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Annualized Consolidated Cash Flow" means Consolidated Cash Flow for the four most recent fiscal quarters.

         "Annualized Consolidated Unsecured Debt Service" means Consolidated Debt Service attributable to Unsecured Indebtedness for the four most recent fiscal quarters.

         "Annualized Unencumbered Consolidated Cash Flow" means Consolidated Cash Flow derived from Unencumbered Assets for the four most recent fiscal quarters.

         "Applicable Margin" is defined in Section 2.4.

         "Arranger" means Banc One Capital Markets, Inc.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Assets Under Development" means, as of any date of determination, all Properties and expansion areas of existing Properties owned by the Consolidated Group and Investment

Affiliates which are then treated as Assets Under Development under GAAP and which have been designated by the Borrower as "Assets Under Development" in its most recent compliance certificate.

         "Authorized Officer" means any of the Chief Executive Officer, President, or Chief Financial Officer, or Senior Vice President, Financial Reporting, of the Borrower, acting singly.

         "Bank One" means Bank One, NA in its individual capacity, and its successors.

         "Borrower" means SUSA Partnership L.P., a Tennessee limited partnership, and its successors and assigns.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.11.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of LIBOR Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents" means, as of any date, (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date, (ii) time deposits and certificates of deposit having maturities of not more than one year from such date and issued by any domestic commercial bank or any Lender having (A) senior long-term unsecured debt rated at least A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody's and
(B) capital and surplus in excess of $100,000,000, (iii) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 120 days from such date; and (iv) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's.

         "Closing Date" means the date that all the conditions precedent to the initial Advance, as specified in Section 4.1, have been satisfied, provided, however, that the obligations of the Lenders to make Loans hereunder shall automatically terminate if such date does not occur on or before September 30, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 14.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

         "Competitive Bid Borrowing Notice" is defined in Section 2.16(f).

         "Competitive Bid Lender" means a Lender or Designated Lender which has a Competitive Bid Loan outstanding.

         "Competitive Bid Loan" is a Loan made pursuant to Section 2.16 hereof.

         "Competitive Bid Note" means the promissory note payable to the order of the applicable Lender in the form attached hereto as Exhibit B-2 to be used to evidence any Competitive Bid Loans which such Lender elects to make (collectively, the "Competitive Bid Notes").

         "Competitive Bid Quote" means a response submitted by a Lender to the Administrative Agent or the Borrower, as the case may be with respect to an Invitation for Competitive Bid Quotes in the form attached as Exhibit C-3.

         "Competitive Bid Quote Request" means a written request from Borrower to Administrative Agent in the form attached as Exhibit C-1.

         "Competitive LIBOR Margin" means, with respect to any Competitive Bid Loan for an Interest Period, the percentage established in the applicable Competitive Bid Quote which is to be used to determine the interest rate applicable to such Competitive Bid Loan.

         "Condemnation" is defined in Section 9.8.

         "Consolidated Cash Flow," for any period (a "Cash Flow Test Period"), means an amount equal to (a) Funds From Operations for such period plus (b) Consolidated Interest Expense for such period.

         "Consolidated Debt Service," for any period of four consecutive fiscal quarters (a "Debt Service Test Period"), means (a) Consolidated Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments of Indebtedness (excluding optional prepayments and scheduled principal payments in respect of any Indebtedness of the Consolidated Group which is payable in a single installment at final maturity) required to be made during such period by any member of the Consolidated Group plus (c) the Consolidated Group Pro Rata Share of scheduled principal payments in respect of Indebtedness of Investment Affiliates for such period, whether recourse or non-recourse.

         "Consolidated Fixed Charges," with respect to any fiscal period of the Borrower, means an amount determined on a consolidated basis equal to the sum of
(i) Consolidated Debt Service plus (ii) all distributions paid during such period to the holders of any preferred shares or preferred units of Borrower and the REIT, without duplication, plus (iii) the Consolidated Group

Pro Rata Share of preferred dividends paid on stock issued by Investment Affiliates (as distinguished from a preferred return paid to a joint venture partner).

         "Consolidated Group" means the Borrower, General Partner and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP.

         "Consolidated Group Pro Rata Share," with respect to any Investment Affiliate, means the percentage of the total equity ownership interest held by the Consolidated Group in the aggregate, in such Investment Affiliate. The percentage of total equity ownership interest held by the Consolidated Group shall be the greater of: (i) the percentage of the issued and outstanding stock, partnership interest or membership interest in such Investment Affiliate held by the Consolidated Group in the aggregate, and (ii) the percentage of the total book value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate after repayment in full of all indebtedness of such Investment Affiliate.

         "Consolidated Interest Expense," for any period, means (a) the amount of interest expense of the Consolidated Group for such period on the aggregate principal amount of their Indebtedness, determined on a consolidated basis in accordance with GAAP plus (b) any capitalized interest which accrued during such period, plus (c) the Consolidated Group Pro Rata Share of any interest expense and capitalized interest which accrued during such period of any Investment Affiliate.

         "Consolidated Net Income," for any period, means consolidated net income (or loss) of the Consolidated Group for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any other Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries and (b) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary.

         "Consolidated Secured Indebtedness," as of any date of determination, means without duplication, the sum of (a) the aggregate principal amount of all Indebtedness of the Consolidated Group outstanding at such date which does not constitute Unsecured Indebtedness and (b) the excess, if any, of (i) the aggregate principal amount of all Unsecured Indebtedness of the Subsidiaries of the Borrower over (ii) $10,000,000, determined on a consolidated basis in accordance with GAAP, and (c) the Consolidated Group Pro Rata Share of all Indebtedness of Investment Affiliates that does not constitute Unsecured Indebtedness.

         "Consolidated Senior Unsecured Indebtedness," as of any date of determination, means the aggregate amount of all Indebtedness of the Consolidated Group and the Consolidated Group Pro Rata Share of Indebtedness of Investment Affiliates outstanding at such date which constitutes Unsecured Indebtedness (excluding Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Group under the Loan Documents on customary terms acceptable to the Administrative Agent) determined on a consolidated basis in accordance with GAAP.

         "Consolidated Tangible Net Worth," at any date of determination, means an amount equal to (a) Total Tangible Assets of the Consolidated Group and the Consolidated Group Pro Rata Share of Total Tangible Assets of Investment Affiliates as of such date minus (b) Consolidated Total Indebtedness as of such date.

         "Consolidated Total Indebtedness," as of any date of determination, means the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis in accordance with GAAP, plus (b) the Consolidated Group Pro Rata Share of the Indebtedness of any Investment Affiliate.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.12.

         "Default" means an event described in Article IX.

         "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation and such failure or refusal continues for one Business Day after written notice from the Administrative Agent, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Administrative Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

         "Designated Lender" means any Person who has been designated by a Lender to fund Competitive Bid Loans.

         "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Lender) and a Designated Lender, and accepted by the Administrative Agent and Borrower, in substantially the form of Exhibit H hereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall income or net worth, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Facility Fee" is defined in Section 2.5.

         "Facility Termination Date" means September 17, 2004, subject to extension pursuant to the terms and conditions of Section 2.2 hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate in accordance with Section 2.17.

         "Funded Percentage" means, with respect to any Lender at any time, a percentage equal to a fraction the numerator of which is the amount actually disbursed and outstanding to Borrower by such Lender at such time (including Swing Line Loans and Competitive Bid Loans), and the denominator of which is the total amount disbursed and outstanding to Borrower by all of the Lenders at such time (including Swing Line Loans and Competitive Bid Loans).

         "Funds From Operations," for any period, means the sum of (i) Consolidated Net Income for such period as adjusted by (A) excluding gains and losses from property sales, debt restructurings and property write-downs and adjusted for the non-cash effect of straight-lining of rents, (B) to the extent not already accomplished under GAAP, straight-lining various ordinary operating expenses which are payable less frequently than monthly (e.g. real estate taxes), and (C) adding back depreciation, amortization and all non-cash items, plus (ii) the Consolidated Group Pro Rata Share of funds from operations of each Investment Affiliate with such funds from operations computed in a manner similar to the computation contained herein.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.4.

         "General Partner" means Storage USA, Inc., a Tennessee corporation, the sole general partner of Borrower, and its successors and assigns.

         "Guarantee Obligation" means, as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Guarantor" means the General Partner and the Trust and any Wholly-Owned Subsidiary that is the owner of an Unencumbered Asset and hereafter executes a Guaranty in connection therewith.

         "Guaranty" means that certain Third Amended and Restated Guaranty of even date herewith executed by the Guarantor in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended or modified and in effect from time to time, and any additional guaranty hereafter delivered.

         "Indebtedness" of any Person at any date, means without duplication,
(a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument but not including shares of preferred stock or preferred limited partnership units issued by such Person, unless such stock or units can be redeemed in cash by the holder thereof at its sole option, (d) all obligations of such Person under Financing Leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding, in the case of the Borrower, Guarantee Obligations of the Borrower in respect of primary obligations of any Subsidiary), and (g) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (h) Net Mark-to-Market Exposure (as determined in accordance with GAAP as of the end of the most recent quarter for Borrower and its consolidated Subsidiaries and as of the end of the most recent fiscal year for Investment Affiliates) as of any date arising from Rate Management Transactions.

         "Intangible Assets" of any Person at any date, that portion of the assets of such Person which constitute intangible assets for the purposes of GAAP.

         "Interest Period" means, with respect to a LIBOR Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day. If Borrower and Lenders agree on a Fixed Rate Advance then reference herein to Interest Period shall also include the applicable interest period agreed upon among Borrower and Lenders for the Fixed Rate Advance.

         "Investment Affiliate" means any Person in which Borrower, General Partner, or their Subsidiaries has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Borrower. An entity which owns a franchised or managed property shall not be an Investment Affiliate if the equity interest of Borrower or its Subsidiaries in such entity is received solely in exchange for the Borrower or its Subsidiaries providing a loan to such entity or a guaranty for the benefit of such entity.

         "Invitation for Competitive Bid Quotes" means a written notice to the Lenders from the Administrative Agent in the form attached as Exhibit C-2 for Competitive Bid Loans made pursuant to Section 2.16.

         "Lease-Up Assets" means Properties (other than Assets Under Development) which are both (i) not yet 85% leased and (ii) in service less than 27 months.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement, their respective successors and assigns and any other lending institutions that subsequently become parties to this Agreement.

         "Lending Installation" means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender.

         "LIBOR Advance" means an Advance which bears interest at a LIBOR Rate, whether a ratable Advance based on the LIBOR Applicable Margin or a Competitive Bid Loan based on a Competitive LIBOR Margin.

         "LIBOR Applicable Margin" means, as of any date with respect to any Interest Period, the Applicable Margin in effect for such Interest Period as determined in accordance with Section 2.4 hereof.

         "LIBOR Base Rate" means, with respect to a LIBOR Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable LIBOR Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant LIBOR Loan and having a maturity equal to such Interest Period. The LIBOR Base Rate shall be rounded to the next higher multiple of 1/100th of 1% if the rate is not a multiple of 1/16th of 1% or 1/100th of 1%.

         "LIBOR Loan" means a Loan which bears interest at a LIBOR Rate.

         "LIBOR Rate" means, with respect to a LIBOR Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the LIBOR Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the LIBOR Applicable Margin in effect on the day that such LIBOR Base Rate was determined. The LIBOR Rate shall be rounded to the next higher multiple of 1/100th of 1% if the rate is not a multiple of 1/16 of 1% or 1/100th of 1%.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

         "Loan Documents" means this Agreement, the Guaranty, the Notes and any other document from time to time evidencing or securing indebtedness incurred by the Borrower under this Agreement, as any of the foregoing may be amended from time to time.

         "Management Expense" means with respect to any Property, 3% of revenues derived from the operation of such Property.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or business prospects of the Borrower and its Subsidiaries taken as a whole,
(ii) the ability of the Borrower or the Guarantor to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

         "Net Operating Income," with respect to any Property for any period, means "property rental and other income" (as determined by GAAP) attributable to such Property accruing for such period minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Property for such period, including, without limitation, Management Expense and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding interest expense or other debt service charges and any non-cash charges such as depreciation or amortization of financing costs.

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" means a new (in the case of Lenders not parties to the Existing Credit Agreement) or an amended and restated (in the case of Lenders parties to the Existing Credit Agreement) promissory note, in substantially the form of Exhibit B-1 hereto, duly executed by the Borrower and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note or a new (in the case of Lenders not parties to the Existing Credit Agreement) or an amended and restated (in the case of Lenders parties to the Existing Credit Agreement) competitive bid note, in substantially the form of Exhibit B-2 hereto, duly executed by the Borrower and payable to the order of a Competitive Bid Lender, including any amendment, modification, renewal or replacement of such note.

         "Notice of Assignment" is defined in Section 14.3.2.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent or any indemnified party hereunder arising under the Loan Documents.

         "Participants" is defined in Section 14.2.1.

         "Payment Date" means, with respect to the payment of interest accrued on any Advance, (i) with respect to an ABR Advance, the first day of each calendar month, and (ii) with respect to any LIBOR Advance, the last day of any Interest Period, except with respect to a six month LIBOR Advance, for which interest will be payable in two equal installments with the first installment payable at the end of the first three months of the six month Interest Period and the second installment payable at the end of the Interest Period.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Percentage" means for each Lender the percentage of the Aggregate Commitment allocated to such Lender as set forth opposite its signature.

         "Permitted Acquisitions" are defined in Section 8.16.

         "Permitted Liens" are defined in Section 8.17.

         "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Property" means each parcel of real property (including the public storage facility thereon) owned or operated by the Consolidated Group or any Investment Affiliate.

         "Purchasers" is defined in Section 14.3.1.

         "Rate Management Transactions" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the aggregate unpaid principal amount of the outstanding Advances.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement on Eurocurrency liabilities.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Significant Subsidiary" means at any date of determination, any Subsidiary of the Borrower or the General Partner which at such date owns or operates one or more Properties constituting aggregate Total Tangible Assets in excess of $20,000,000.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Storage Property" means each parcel of real property owned or operated by the Borrower, the General Partner or any of their Subsidiaries and upon which there is located a self-storage facility.

         "Subsidiary," as to any Person, means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower or the General Partner.

         "Substantial Portion" means, with respect to the Property of the General Partner, the Borrower and its Subsidiaries, Property which (i) represents more than 15% of the consolidated assets disclosed on the most recently issued quarterly consolidated financial statements of the General Partner and the Borrower, or (ii) is responsible for more than 15% of the consolidated net sales or of the consolidated net income of the General Partner, the Borrower and their Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "S&P" means Standard & Poor's Ratings Group and its successors.

         "Swing Line Lender" shall mean the Lender agreed upon by Borrower and the designated Swing Line Lender to provide Swing Line Loans. The initial Swing Line Lender is the Administrative Agent, in its capacity as a Lender.

         "Swing Line Loans" means Loans of up to $15,000,000 made by the Swing Line Lender in accordance with Section 2.15 hereof.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Total Asset Value" means the sum of the values of the following:

         (i) Properties (other than Assets Under Development and Lease-Up Properties) valued by determining Net Operating Income from such Properties based on a trailing four quarter period and dividing such Net Operating Income by .10 except that Properties that are acquired and have not been owned by the Borrower for at least four quarters shall be valued at the acquisition price of such Properties during such first four quarter period of ownership;

         (ii) Lease-Up Assets valued at the higher of (A) cost provided that cost shall be used only when such Properties are placed in service for less than or equal to 18 months or (B) an amount equal to "Annualized Net Operating Income" from such Properties (as hereinafter defined), divided by .10, and provided further that the total value of all such Lease-Up Assets shall not exceed more than 15% of Total Asset Value. As used herein, "Annualized Net Operating Income" shall be equal to Net Operating Income from such Properties for the most recent quarter multiplied by four;

         (iii) Assets Under Development valued at cost provided the total value of Assets Under Development shall not exceed 10% of Total Asset Value;

         (iv) franchise loans valued at 50% of the outstanding balance of such loan provided that the total value of such assets does not exceed more than 5% of Total Asset

                  Value and no value shall be attributable to any such loan for which there is a payment more than 31 days past due; and

         (v) other tangible assets valued at book value in accordance with GAAP provided that the total value of such other tangible assets shall not exceed 5% of Total Asset Value.

         Notwithstanding the sublimits of each of the asset categories as specified above, the sum of categories (ii) through (v) shall not exceed 25% of Total Asset Value.

         "Total Tangible Assets," of any Person at any date, means the current book value of the total assets of such Person other than that portion of such Person's assets that constitute intangible assets as determined in accordance with GAAP plus accumulated depreciation on the real estate assets from such Person's original book value of such assets which is reflected in the current book value of such assets.

         "Transferee" is defined in Section 14.4.

         "Type" means, with respect to any Advance, its nature as a ABR Advance or a LIBOR Advance.

         "Unencumbered Asset," with respect to any asset, at any date of determination, means the circumstance that such asset on such date (a) is not subject to any Liens or claims (including restrictions limiting the ability to transfer, assign or pledge such asset) of any kind (including any such Lien, claim or restriction imposed by the organizational documents of any Subsidiary, but excluding Permitted Liens), (b) is not subject to any agreement (including
(i) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset and (ii) if applicable, the organizational documents of any Subsidiary) which prohibits or limits the ability of the Borrower, the General Partner or any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, the General Partner or any of their Subsidiaries (excluding any agreement which limits generally the amount of secured Indebtedness which may be incurred by the Borrower, the General Partner and their Subsidiaries) and (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (other than Permitted Liens) on any assets or Capital Stock of the Borrower, the General Partner or any of their Subsidiaries, or would entitle any Person to the benefit of any Lien (other than Permitted Liens) on such assets or Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause), (d) is wholly owned by Borrower or by a Wholly-Owned Subsidiary that is a guarantor of Borrower's obligations under the Facility and (e) is located in the United States. For the purposes of this Agreement, any Property of a Wholly-Owned Subsidiary shall not be deemed to be unencumbered unless both (i) such Property and (ii) all Capital Stock of such Subsidiary held by the Borrower and General Partner is unencumbered.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Unsecured Indebtedness" means all Indebtedness of any Person that is not secured by a Lien on any income, Capital Stock, Property or any other asset of such Person.

         "Value of Unencumbered Assets," as of any date, means the sum of: (i) the value of Unencumbered Assets (excluding Assets under Development and Lease-Up Assets) determined by capitalizing Net Operating Income for the most recent four quarters from such Properties at 10% if owned for more than twelve
(12) months and otherwise to be valued at its acquisition price, plus (ii) the value of Unencumbered Assets which are Lease-Up Assets, determined in the same manner that Lease-Up Assets are valued for purposes of determining Total Asset Value (subject to the last sentence of this definition), provided that the Value of Unencumbered Assets attributable to such Lease-Up Assets shall not exceed 15% of the total Value of Unencumbered Assets.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                   THE CREDIT

         2.1. Commitment. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire on the Facility Termination Date.

         2.2. Final Principal Payment and Extension Option. Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date. The Facility Termination Date can be extended for one year upon notice to the Administrative Agent no more than 90 and no less than 30 days before the original Facility Termination Date if (i) no Default or Unmatured Default has occurred and is continuing at the time of such notice and at the time of the original Facility Termination Date, and (ii) the Borrower pays to Administrative Agent for the ratable benefit of each Lender, an extension fee equal to 0.20% of the Aggregate Commitment at the time of such notice of extension. If so extended, the Facility Termination Date shall be September 17, 2005.

         2.3. Ratable Loans. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment except for Swing Line Loans which shall be made by the Swing Line Lender in accordance with Section
2.15 and Competitive Bid Loans made in accordance with Section 2.16. The Advances may be ABR Advances or LIBOR Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.11 and 2.12.

         2.4. Applicable Margins. The ABR Applicable Margin and the LIBOR Margin to be used in calculating the interest rate applicable to different Types of Advances shall vary from time to time in accordance with the long-term unsecured debt ratings from Moody's and S&P of the General Partner and the Borrower. The applicable debt ratings and the Applicable Margins are set forth in the table attached as Exhibit A. All margins and fees change as and when the rating classification changes. The Borrower agrees to give Administrative Agent prompt notice of any rating change. In the event the General Partner and the Borrower have different ratings, the rating of the higher rated entity shall be used. In the event the rating agencies are split on the rating for the higher rated entity, the lower rating for the higher rated entity shall be deemed to be the applicable rating (e.g., if the higher rated entity's Moody's debt rating is Baa1 and its S&P debt rating is BBB then the Applicable Margins shall be computed based on the S&P rating), and the Applicable Margins shall be adjusted effective on the next Business Day following any change in the higher rated entity's Moody's debt rating and/or S&P's debt rating, as the case may be. In the event that either S&P or Moody's shall discontinue their ratings of the REIT industry or the Borrower, a mutually agreeable substitute rating agency shall be selected by the Required Lenders and the Borrower. If the Required Lenders and the Borrower cannot agree on a substitute rating agency within thirty (30) days of such discontinuance, or if both S&P and Moody's shall discontinue their ratings of the REIT industry or the Borrower, the Applicable Margin to be used for the calculation of interest on Advances hereunder shall be the highest Applicable Margin for each Type.

         2.5. Facility Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a per annum facility fee (the "Facility Fee") on the amount of the Aggregate Commitment at the rate set forth in Exhibit
A. The Facility Fee varies according to the rating of the Borrower and General Partner as set forth in Exhibit A. The Facility Fee shall be payable quarterly in arrears on each March 1, June 1, September 1 and December 1 and on the Facility Termination Date commencing December 1, 2001, and shall be prorated for any partial quarter.

         2.6. Other Fees. The Borrower agrees to pay all other fees payable to the Administrative Agent and to Arranger pursuant to the Borrower's prior letter agreements with them.

         2.7. Reductions in Aggregate Commitment. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least ten Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances.

         2.8.     Intentionally Deleted.

         2.9. Minimum Amount of Each Advance. Each LIBOR Advance shall be in the minimum amount of $1,000,000 (and in multiples of $250,000 if in excess thereof), and each ABR Advance shall be in the minimum amount of $1,000,000 (and in multiples of $250,000 if in excess thereof), provided, however, that any ABR Advance may be in the amount of the unused Aggregate Commitment if less than $1,000,000.

         2.10. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding ABR Advances, or, in a minimum aggregate amount of $500,000 or any integral multiple of $250,000 in excess thereof, any portion of the outstanding ABR Advances upon two Business Days' prior notice to the Administrative Agent. Subject to the provisions of
Section 3.4, a LIBOR Advance may be paid prior to the last day of the applicable Interest Period upon three Business Days' prior notice to the Administrative Agent.

         2.11. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each LIBOR Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than (i) 10:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each ABR Advance, (ii) three Business Days before the Borrowing Date for each LIBOR Advance, and (iii) 3:00 p.m. (Chicago time) on the Borrowing Date for each Swing Line Loan, specifying:

                  (i) the Borrowing Date, which shall be a Business Day, of such Advance,

                  (ii)     the aggregate amount of such Advance,

                  (iii) the Type of Advance selected (which must be a ABR Advance for Swing Line Loans), and

                  (iv) in the case of each LIBOR Advance, the Interest Period applicable thereto.

         Not later than noon (Chicago time) on each Borrowing Date (except for Swing Line Loans which shall be funded as soon as practical after the Borrowing Notice and Competitive Bid Loans at an Absolute Rate which shall be funded as soon as practical after notice to the Lenders of the principal amount of the Competitive Bid Loans allocated to the participating Lenders.) Each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article X. The

Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

         No Interest Period may end after the Facility Termination Date and, unless the Lenders otherwise agree in writing, in no event may there be more than five (5) different Interest Periods for LIBOR Advances outstanding at any one time.

         2.12. Conversion and Continuation of Outstanding Advances. ABR Advances shall continue as ABR Advances unless and until such ABR Advances are converted into LIBOR Advances. Each LIBOR Advance shall continue as a LIBOR Advance until the end of the then applicable Interest Period therefor, at which time such LIBOR Advance shall be automatically converted into an ABR Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such LIBOR Advance continue as an LIBOR Advance for the same or another Interest Period. Subject to the terms of Section 2.9, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any LIBOR Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a LIBOR Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into an ABR Advance, or three Business Days, in the case of a conversion into or continuation of a LIBOR Advance, prior to the date of the requested conversion or continuation, specifying:

                  (i) the requested, date which shall be a Business Day, of such conversion or continuation;

                  (ii) the aggregate amount and Type of the Advance which is to be converted or continued; and

                  (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a LIBOR Advance, the duration of the Interest Period applicable thereto.

         2.13. Changes in Interest Rate, Etc. Each ABR Advance or part thereof shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a LIBOR Advance into a ABR Advance pursuant to Section 2.12 to but excluding the date it becomes due or is converted into a LIBOR Advance pursuant to Section
2.12 hereof, at a rate per annum equal to the ABR Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a ABR Advance will take effect simultaneously with each change in the Corporate Base Rate. Each LIBOR Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBOR Advance.

         2.14. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.11 or 2.12, during the continuance of a Default or Unmatured Default, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 10.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued (following the expiration of the then-current Interest Period) as a LIBOR Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 10.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each LIBOR Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each ABR Advance shall bear interest at a rate per annum equal to the ABR Rate otherwise applicable to the ABR Advance plus 2% per annum.

         2.15. Swing Line Loans. In addition to the other options available to Borrower hereunder, up to $15,000,000 of the Swing Line Lender's Commitment, shall be available for Swing Line Loans subject to the following terms and conditions. Swing Line Loans shall be made available for same day borrowings provided that notice is given in accordance with Section 2.11 hereof. All Swing Line Loans shall bear interest at the ABR Rate. In no event shall the Swing Line Lender be required to fund a Swing Line Loan if it would increase the total aggregate outstanding Loans by Swing Line Lender hereunder to an amount in excess of its Commitment. Each Swing Line Loan shall be paid in full by the Borrower on or before the fifth (5th) day after the Borrowing Date for such Swing Line Loan. In addition, the Swing Line Lender (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth (5th) day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Lender) to make a Loan in the amount of such Lender's Percentage of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than noon (Chicago time) on the date of any notice received pursuant to this Section 2.15, each Lender shall make available its required Loan, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article XV. Revolving Loans made pursuant to this Section 2.15 shall initially be ABR Loans and thereafter may be continued as ABR Loans or converted into LIBOR Loans in the manner provided in Section
2.12 and subject to the other conditions and limitations set forth in this
Article II. Unless the Swing Line Lender had knowledge of a Default prior to its making any Swing Line Loan (in which event Swing Line Lender agrees not to make a Swing Line Loan), a Lender's obligation to make Loans pursuant to this Section
2.15 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim recoupment, defense or other right which such Lender may have against the Administrative Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.15, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.15, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such payment not made by such Lender, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. Swing Line Loans may be outstanding for a maximum of ten (10) days during any calendar month. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

         2.16.    Competitive Bid Loans.

                  a. Competitive Bid Option. In addition to ratable Advances pursuant to Section 2.3, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in Section 2.1 as to the maximum amount of all Loans not exceeding the Aggregate Commitment), the Borrower may, as set forth in this Section 2.16, request the Lenders, prior to the Facility Termination Date, to make offers to make Competitive Bid Loans to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section
2.16. Competitive Bid Loans shall be evidenced by the Competitive Bid Notes. In no event shall the aggregate of all Competitive Bid Loans outstanding at any time exceed 50% of the Aggregate Commitment and when added to all outstanding Advances (including, without limitation, LIBOR Advances, Fixed Rate Advances and ABR Advances) shall not exceed the Aggregate Commitment.

                  b. Competitive Bid Quote Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.16, it shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of Exhibit C-1 hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a request for a Competitive LIBOR Margin or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of a request for an Absolute Rate specifying:

                           (1) the proposed Borrowing Date for the proposed
                  Competitive Bid Loan,

                           (2) the requested aggregate principal amount of such
                  Competitive Bid Loan which must be at least $10,000,000 and an integral multiple of $1,000,000,

                           (3) whether the Competitive Bid Quotes requested are
                  to set forth a Competitive LIBOR Margin or an Absolute Rate, or both,

                           (4) the Interest Period, if a Competitive LIBOR
                  Margin is requested, or the Absolute Interest Period, if an Absolute Rate is requested, and

                           (5) whether the Competitive Bid Loan shall be subject
                  to prepayment.

The Borrower may request offers to make Competitive Bid Loans for more than one (but not more than five) Interest Periods in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request. Competitive Bid requests will be limited to a maximum of two bid auctions each 30 days. A Competitive Bid Quote Request that does not conform substantially to the form of Exhibit C-1 hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

                  c. Invitation for Competitive Bid Quotes. Promptly and in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.16(b), the Administrative Agent shall send to each of the Lenders by telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit C-2 hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.16.

                  d.       Submission and Contents of Competitive Bid Quotes.

                           (1) Each Lender may, in its sole discretion, submit a
                  Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.16(d) and must be submitted to the Administrative Agent by telex or telecopy at its offices not later than (a) 2:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date, in the case of a request for a Competitive LIBOR Margin or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree); provided that Competitive Bid Quotes submitted by Bank One may only be submitted if the Administrative Agent or Bank One notifies the Borrower of the terms of the Offer or Offers contained therein no later than 30 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to the Borrower's compliance with all other conditions to disbursement herein, any Competitive Bid Quote of a Lender so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                           (2) Each Competitive Bid Quote shall be in
                  substantially the form of Exhibit C-3 hereto and shall in any case specify:

                               (1) the proposed Borrowing Date, which shall be
                           the same as that set forth in the applicable
                           Invitation for Competitive Bid Quotes,

                               (2) the principal amount of the Competitive Bid
                           Loan for which each such offer is being made, which principal amount (x) may be greater than, less than or equal to the Commitment of the quoting Lender, (y) must be at least $5,000,000 and an integral multiple of $1,000,000, and (z) may not exceed the principal amount of Competitive Bid Loans for which offers are requested,

                               (3) as applicable, the Competitive LIBOR Margin
                           and Absolute Rate offered for each such Competitive Bid Loan,

                               (4) the minimum amount, if any, of the
                           Competitive Bid Loan which may be accepted by the Borrower,

                               (5) the identity of the quoting Lender, provided
                           that such Competitive Bid Loan may be funded by such Lender's Designated Lender as provided in Section 2.16(j), regardless of whether that is specified in the Competitive Bid Quote,

                               (6) whether or not such Competitive Bid Loan
                           shall be subject to prepayment.

                           (3) The Administrative Agent shall reject any
                  Competitive Bid Quote that:

                               (1) is not substantially in the form of Exhibit
                           C-3 hereto or does not specify all of the information required by Section 2.16(d)(2),

                               (2) contains qualifying, conditional or similar
                           language, other than any such language contained in Exhibit C-3 hereto,

                               (3) proposes terms other than or in addition to
                           those set forth in the applicable Invitation for Competitive Bid Quotes, or

                               (4) arrives after the time set forth in Section
                           2.16(d)(1).

                  If any Competitive Bid Quote shall be rejected pursuant to this Section 2.16(d)(3), then the Administrative Agent shall notify the relevant Lender of such rejection as soon as practical.

                  e. Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.16(d) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive LIBOR Margins or Absolute Rate, as the case may be, so offered.

                  f. Acceptance and Notice by Borrower. Not later than (i) 6:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date in the case of a request for a Competitive LIBOR Margin or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to Section 2.16(e); provided, however, that the failure by the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.16(d)(3)); provided that:

                           (1) the aggregate principal amount of all Competitive
                  Bid Loans to be disbursed on a given Borrowing Date may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                           (2) acceptance of offers may only be made on the
                  basis of ascending Competitive LIBOR Margins or Absolute Rates, as the case may be, and

                           (3) the Borrower may not accept any offer that is
                  described in Section 2.16(d)(3) or that otherwise fails to comply with the requirements of this Agreement.

                  g. Allocation by Administrative Agent. If offers are made by two or more Lenders with the same Competitive LIBOR Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers provided, however, that no Lender shall be allocated any Competitive Bid Loan which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the principal amounts of the Competitive Bid Loans allocated to each participating Lender.

                  h. Administration Fee. The Borrower hereby agrees to pay to the Administrative Agent an administration fee of $2,000 per each Competitive Bid Quote Request transmitted by the Borrower to the Administrative Agent pursuant to Section 2.16(b). Such administration fee shall be payable monthly on the earlier of (1) the first Business Day of the month following such Competitive Bid Quote Request and (2) the Facility Termination Date (or such earlier date on which the Aggregate Commitment shall terminate or be cancelled).

                  i. Other Terms. Any Competitive Bid Loan shall not reduce the Commitment of the Lender making such Competitive Bid Loan, and each such Lender shall continue to be obligated to fund its full Percentage of all pro rata Advances under the Facility. In no event can the aggregate amount of all Competitive Bid Loans at any time exceed fifty percent (50%) of the then Aggregate Commitment and when added to all Advances (including, without limitation, LIBOR Advances, Fixed Rate Advances and ABR Advances) shall not exceed the Aggregate Commitment. Competitive Bid Loans shall not be prepaid prior to the end of the applicable Interest Period unless the Competitive Bid Lender consents. Competitive Bid Loans may not be continued and, if not repaid at the end of the Interest Period or Absolute Interest Period applicable thereto, shall (subject to the conditions set forth in this Agreement) be replaced by new Competitive Bid Loans made in accordance with this Section 2.16 or by ratable Advances in accordance with Section 2.3.

                  j. Designated Lenders. A Lender may designate its Designated Lender to fund a Competitive Bid Loan on its behalf as described in
Section 2.16(d)(2)(5). Any Designated Lender which funds a Competitive Bid Loan shall on and after the time of such funding become the obligee under such Competitive Bid Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Competitive Bid Loan, and no Designated Lender shall assume such obligation, prior to the time such Competitive Bid Loan is funded.

         2.17. Fixed Rate Loans. In addition to the other interest rate options provided herein, the Borrower may request a fixed rate ("Fixed Rate") on any ratable Advance for up to one (1) year. The Fixed Rate shall be as quoted by the Administrative Agent, subject to the approval of all of the Lenders. If Borrower and Lenders agree to a Fixed Rate for all or a portion of the advances outstanding hereunder, all the provisions contained herein for LIBOR Advances shall be applicable to such Fixed Rate Advances with the Interest Period being the period of time agreed to by Borrower and Lenders and the LIBOR Rate being equal to the Fixed Rate agreed to by Borrower and Lenders.

         2.18. Method of Payment. All payments of the Obligations hereunder shall be made without setoff, deduction, or counterclaim, in immediately available funds to the Administrative

Agent at the Administrative Agent's address specified pursuant to Article X, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered the same business day if received by 1:00 p.m. Chicago time by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article X or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. If the Administrative Agent fails to forward such payment by the close of business on such Business Day, or, with respect to any other payment received by the Administrative Agent after 1:00 p.m. Chicago time, on the same Business Day as received by the Administrative Agent, the Administrative Agent shall remit to each Lender its applicable Percentage of such payment on the immediately following Business Day, together with interest thereon until payment at the Federal Funds Effective Rate for three Business Days and thereafter at the Prime Rate. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder.

         2.19. Application of Moneys Received. All moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

                  (i) to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

                  (ii) to the reimbursement of any amounts due to any of the Lenders in accordance with Article III;

                  (iii) to payment of the full amount of interest and principal on the Swingline Loans;

                  (iv) first to interest until paid in full and then to principal for all Lenders (i) as allocated by the Borrower (unless a Default exists) between Competitive Bid Loans and ratable Advances (the amount allocated to ratable Advances to be distributed in accordance with the Percentage of the Lenders) or (ii) if a Default exits, in accordance with the respective Funded Percentage of the Lenders; and

                  (v) any other sums due to the Administrative Agent or any Lender under any of the Loan Documents.

         2.20. Notes; Telephonic Notices. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record shall not affect the Borrower's Obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any

Lender in good faith believes to be an Authorized Officer of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.21. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each ABR Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, and at maturity. Interest accrued on each LIBOR Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which such the LIBOR Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest and facility fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.22. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, but in no event later than 3:00 p.m. Chicago time on the same Business Day it is received with respect to any Borrowing Notice or Conversion/Continuation Notice, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each LIBOR Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the ABR Rate and the Applicable Margin.

         2.23. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.24. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment will be made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.


                                  ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         3.1. Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the Issuing Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its LIBOR Loans, or

                  (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to LIBOR Advances), or

                  (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its LIBOR Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its LIBOR Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of LIBOR Loans, held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation as the case may be, of making or maintaining its LIBOR Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation as the case may be, in connection with such LIBOR Loans or Commitment, then, within 15 days of demand by such

Lender the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender as the case may be, for such increased cost or reduction in amount received.

         3.2. Changes in Capital Adequacy Regulations. If a Lender in good faith determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means
(i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basel Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. Availability of LIBOR Advances. If any Lender in good faith determines that maintenance of any of its LIBOR Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Administrative Agent shall suspend the availability of the affected Type of Advance and require any LIBOR Advances of the affected Type to be repaid; or if the Required Lenders in good faith determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Advances are not available, or (ii) an interest rate applicable to a Type of Advance does not accurately reflect the cost of making a LIBOR Advance of such Type, then, the Administrative Agent shall suspend the availability of the affected Type of Advance with respect to any LIBOR Advances made after the date of any such determination. If the Borrower is required to so repay a LIBOR Advance, the Borrower may concurrently with such repayment borrow from the Lenders, in the amount of such repayment, a Loan bearing interest at the Alternate Base Rate.

         3.4. Funding Indemnification. If any payment of a LIBOR Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders or as a result of unavailability pursuant to Section 3.3, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the LIBOR Advance and shall pay all such losses or costs within fifteen (15) days after written demand therefor.

         3.5.     Taxes.

                  (i) All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

                  (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").

                  (iii) The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 3.6.

                  (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement, (i) deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States.

                  (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate following receipt of such documentation.

                  (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Advances under Section 3.3, so long as such designation does not reduce such Lender's income or increase such Lender's liabilities. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Loan shall be calculated as though each Lender funded its LIBOR Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the LIBOR Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. Initial Advance. The Lenders shall not be required to make the initial Advance hereunder unless the General Partner (in its capacity as the general partner of the Borrower and as the Guarantor) and the Borrower have furnished to the Administrative Agent, with sufficient copies for the Lenders, the following:

                  (i) The duly executed originals of the Loan Documents, including the Notes, payable to the order of each of the Lenders, the Guaranty, and this Agreement;

                  (ii) Copies of the certificate of limited partnership of the Borrower, together with all amendments, and a certificate of good standing or partnership qualification (if issued), both certified by the appropriate governmental officer of the State of Tennessee, and foreign qualification certificates, certified by the appropriate governmental officer, for each jurisdiction where the failure to so qualify or be licensed (if required) would have a Material Adverse Effect;

                  (iii) Copies, certified by an officer of the General Partner of the Borrower, of its Partnership Agreement, together with all amendments;

                  (iv) Copies of the formation and organizational documents of the Trust, together with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer of the State of Maryland, and foreign qualification certificates, including, but not limited to, a Certificate of Trust filed with the Secretary of State of Maryland, certified by the appropriate governmental officer, for each jurisdiction where the failure to so qualify or be licensed (if required) would have a Material Adverse Effect;

                  (v) An incumbency certificate, executed by an officer of the General Partner, which shall identify by name and title and bear the signature of the Persons authorized to sign the Loan Documents and to make borrowings hereunder on behalf of the Borrower, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

                  (vi) Copies of the articles of incorporation of the General Partner, together with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer of the State of Tennessee, and foreign qualification certificates, certified by the appropriate governmental officer, for each jurisdiction where the failure to so qualify or be licensed (if required) would have a Material Adverse Effect;

                  (vii) Copies, certified by the Secretary or Assistant Secretary of the General Partner, of its by-laws, together with all amendments, and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the borrowing provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and the Borrower and of the Guaranty by the General Partner and Trust in their capacity as the Guarantors;

                  (viii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the General Partner and Trust, respectively, which shall identify by name and title and bear the signature of the officers of the General Partner and Trust authorized to sign this Agreement and the Guaranty;

                  (ix) A written opinion of the Borrower, General Partner and Trust's in-house general counsel, addressed to the Lenders in substantially the form of Exhibit "D" hereto;

                  (x) A certificate, signed by an officer of the General Partner of the Borrower, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing and that all representations and warranties of the Borrower and the General Partner are true and correct as of the initial Borrowing Date;

                  (xi) The most recent financial statements of the General Partner and the Borrower and a certificate from an officer of the General Partner that no material adverse change in the Borrower's or General Partner's financial condition has occurred since the date of such statements;

                  (xii) UCC financing statement, judgment, and tax lien searches with respect to the Borrower, General Partner and the Trust from Maryland and Tennessee;

                  (xiii) Written money transfer instructions, in substantially the form of Exhibit "G" hereto, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

                  (xiv) Such other documents as any Lender or its counsel may have reasonably requested, the form and substance of which documents shall be acceptable to the parties and their respective counsel.

         4.2. Each Advance. The Lenders shall not be required to make any Advance (other than an Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Advances), unless on the applicable Borrowing Date:

                  (i)      There exists no Default or Unmatured Default.

                  (ii)     The representations and warranties contained in
         Article V and Article VI are true and correct as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

                  (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

         Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the General Partner and the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit E hereto as a condition to making an Advance.

                                   ARTICLE V

                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         5.1. Existence. Borrower is a limited partnership duly organized and validly existing under the laws of the State of Tennessee, with its principal place of business in Memphis, Tennessee, and is duly qualified as a foreign partnership, properly licensed (if required), and has all requisite authority to conduct its business in each of the jurisdictions listed on
Schedule 1, which are the only jurisdictions in which the failure to so qualify would have a Material Adverse Effect upon the Borrower. The Borrower's Subsidiaries are corporations, limited partnerships or limited liability companies duly organized and validly existing under the laws of the state of their jurisdiction, and are duly qualified as a foreign corporations/partnerships limited liability companies, properly licensed (if required), in good standing and have all requisite authority to conduct their businesses in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         5.2. Authorization and Validity. The Borrower has the power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and such Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or the Borrower's or any Subsidiary's articles of incorporation or organization/certificates of limited partnership, or by-laws/partnership agreements/limited liability company agreements, or the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which the Borrower or any of its Subsidiaries or their respective Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

         5.4. Material Adverse Change. Since December 31, 2000, there has been no change in the business, Property, business prospects, condition (financial or otherwise) or results of operations of the Borrower or its Subsidiaries which is reasonably likely to have a Material Adverse Effect.

         5.5. Taxes. The Borrower and its Subsidiaries have filed or caused to be filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.6.     Litigation and Guarantee Obligations. Except as set forth in
Schedule 4, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which if adversely determined is reasonably likely to have a Material Adverse Effect. The Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.4.

         5.7. Subsidiaries. Schedule 2 hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth, if such Subsidiaries are corporations, their respective jurisdictions of incorporation and the percentage of their respective Capital Stock owned by the Borrower or other Subsidiaries and, if such Subsidiaries are not corporations, similar appropriate information for such Subsidiaries. All of the issued and outstanding shares of

Capital Stock of such corporate Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         5.8. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $100,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $100,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.9. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.10. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.11. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default is reasonably likely to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

         5.12. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

         5.13. Ownership of Properties. Except as set forth on Schedule 3 hereto, on the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 8.17, to all of the Property and assets reflected in the financial statements as owned by it.

         5.14. Investment Company Act. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.15. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.16. Solvency. (i) Immediately after the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

         (ii) The Borrower does not intend to, does not intend to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         5.17. Insurance. The Borrower and each of its Subsidiaries carries insurance on its Property, including its Storage Properties, with insurance companies having Best ratings of A-VII or better in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Property in localities where the Borrower operates, including, without limitation:

                  (i) Property and casualty insurance (including coverage for flood and other water damage for any Storage Properties located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Storage Properties;

                  (ii) Loss of rental income insurance in the amount not less than one year's gross revenues from the Properties; and

                  (iii) Comprehensive general liability insurance in the amount of $5,000,000 per occurrence.

                                   ARTICLE VI

                GENERAL PARTNER'S REPRESENTATIONS AND WARRANTIES

         The General Partner represents and warrants to the Lenders that:

         6.1. Corporate Existence and Standing. The General Partner is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which the failure to qualify would have a Material Adverse Effect.

         6.2. Authorization and Validity. The General Partner has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is a party (including the Guaranty in its capacity as Guarantor) and to perform its obligations thereunder. The execution and delivery by the General Partner of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and such Loan Documents constitute legal, valid and binding obligations of the General Partner enforceable against the General Partner in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         6.3. No Conflict; Government Consent. Neither the execution and delivery by the General Partner of the Loan Documents, to which it is a party nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the General Partner or any of its Subsidiaries or the General Partner's or any Subsidiary's articles of incorporation/certificates of limited partnership or by-laws/partnership agreements or the provisions of any indenture, instrument or agreement to which the General Partner or any of its Subsidiaries is a party or is subject, or by which the General Partner's or any of its Subsidiaries' Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the General Partner or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents to which the General Partner is a party.

         6.4. Financial Statements. The December 31, 2000 consolidated financial statements and related reports of the General Partner and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the General Partner and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         6.5. Material Adverse Change. Since December 31, 2000, there has been no change in the business, Property, business prospects, condition (financial or otherwise) or results of operations of the General Partner and its Subsidiaries which is reasonably likely to have a Material Adverse Effect.

         6.6. Taxes. The General Partner and its Subsidiaries have filed or caused to be filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the General Partner or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the General Partner and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         6.7.     Litigation and Guarantee Obligations. Except as set forth in
Schedule 4, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the General Partner or any of its Subsidiaries which if adversely determined is reasonably likely to have a Material Adverse Effect. The General Partner has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.4.

         6.8. Subsidiaries. Schedule 2 hereto contains an accurate list of all of the presently existing Subsidiaries of the General Partner, setting forth, if such Subsidiaries are corporations, their respective jurisdictions of incorporation and the percentage of their respective Capital Stock owned by the General Partner or other Subsidiaries and, if such Subsidiaries are not corporations, similar appropriate information for such Subsidiaries. All of the issued and outstanding shares of Capital Stock of such corporate Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         6.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $100,000. Neither the General Partner nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $100,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the General Partner nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         6.10. Accuracy of Information. No information, exhibit or report furnished by the General Partner or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         6.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the General Partner and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         6.12. Material Agreements. Neither the General Partner nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could have a Material Adverse Effect. Neither the General Partner nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default is reasonably likely to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

         6.13. Compliance With Laws. The General Partner and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property. Neither the General Partner nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

         6.14. Ownership of Properties. Except as set forth on Schedule 3 hereto, on the date of this Agreement, the General Partner and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 8.17, to all of the Property and assets reflected in the financial statements as owned by it.

         6.15. Investment Company Act. Neither the General Partner nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         6.16. Public Utility Holding Company Act. Neither the General Partner nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6.17. Insurance. The General Partner and each of its Subsidiaries, carries insurance on its Property, including its Storage Properties, with insurance companies having Best ratings of A-VII or better in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Property in localities where the General Partner operates, including, without limitation:

                  (i) Property and casualty insurance (including coverage for flood and other water damage for any Storage Properties located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Storage Properties;

                  (ii) Loss of rental income insurance in the amount not less than one year's gross revenues from the Properties; and

                  (iii) Comprehensive general liability insurance in the amount of $5,000,000 per occurrence.

         6.18. Solvency. (i) Immediately after the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the General Partner and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the General Partner and its Subsidiaries on a consolidated basis;
(b) the present fair saleable value of the property of the General Partner and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the General Partner and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the General Partner and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the General Partner and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

         (ii) The General Partner does not intend to, does not intend to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         6.19. REIT Status. The General Partner's common stock is listed on the New York Stock Exchange and the General Partner is qualified and will at all times maintain its qualification as a real estate investment trust and comply with all applicable provisions of the Code.

                                  ARTICLE VII

                     TRUST'S REPRESENTATIONS AND WARRANTIES

         The Trust represents and warrants to the Lender that:

         7.1. Corporate Existence and Standing. The Trust is a Maryland business trust, duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite authority to conduct its business in each jurisdiction in which the failure to qualify would have a Material Adverse Effect.

         7.2. Authorization and Validity. The Trust has the organizational power and authority and legal right to execute and deliver the Loan Documents to which it is a party, including without limitation the Guaranty, and to perform its obligations thereunder. The execution and delivery by the Trust of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by the trustees thereof, and such Loan Documents constitute legal, valid and binding obligations of the Trust enforceable against the Trust in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         7.3. No Conflict; Government Consent. Neither the execution and delivery by the Trust of the Loan Documents to which it is a party nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Trust or the Trust's organizational documents or the provisions of any indenture, instrument or agreement to which the Trust is a party or is subject, or by which the Trust's Property is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Trust pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents to which the Trust is a party.

                                  ARTICLE VIII

                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         8.1. Financial Reporting. The General Partner and the Borrower will maintain, for themselves and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative
Agent:

                  (i) Within 45 days after the close of each fiscal quarter, for the General Partner consolidated with its Subsidiaries, an unaudited balance sheet as of the close of each such period, a statement of operations and reconciliation of stockholders equity and a statement of cash flows for the period from the beginning of the fiscal year to the end of such quarter, all certified by the General Partner's chief financial officer or chief accounting officer;

                  (ii) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to Lenders, prepared in accordance with GAAP for the General Partner and its Subsidiaries, including a consolidated balance sheet, related statements of income and retained earnings and statements of cash flows for such year.

                  (iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit E hereto signed by the General Partner's chief financial officer or chief accounting officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof;

                  (iv) Within 45 days after the close of each fiscal quarter, for themselves and their Subsidiaries, related reports in form and substance satisfactory to the Lenders, all certified by the entity's chief financial officer or chief accounting officer, including a statement of Funds From Operations, listing of capital expenditures, report of newly acquired Properties, including their net operating income, cost and mortgage debt, if any, and summary Property information and other information as may be reasonably requested;

                  (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto;

                  (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, is reasonably likely to have a Material Adverse Effect;

                  (vii) Promptly upon the furnishing thereof to the shareholders of the General Partner or the holder of the partnership interests in the Borrower, copies of all financial statements, reports and proxy statements or other information so furnished;

                  (viii) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other reports and any other public information which the General Partner, the Borrower or any of their Subsidiaries files with the Securities and Exchange Commission;

                  (ix) Within 45 days after the close of each fiscal quarter, information regarding the available sources (including debt, equity, purchase commitments and any other source) to fund costs to complete development and franchise commitments and sufficient detail shall be provided regarding the time periods of expected availability of each funding source and the time period when such funds will be required as required by the form of Compliance Certificate attached as Exhibit E; and

                  (x) Such other information (including, without limitation, financial statements for the Borrower and non-financial information) as the Administrative Agent may from time to time reasonably request.

         8.2. Use of Proceeds. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, use the proceeds of the Advances for the general business purposes, in accordance with Section 8.4, of the Borrower, including working capital needs and interim financing for property acquisitions, and to repay outstanding Advances. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or to make any Acquisition other than a Permitted Acquisition.

         8.3. Notice of Default. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which is reasonably likely to have a Material Adverse Effect.

         8.4. Conduct of Business. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, do all things necessary to remain duly incorporated or duly qualified as a limited partnership (as applicable), validly existing and in good standing as a domestic corporation or limited partnership in its jurisdiction of incorporation/formation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct their businesses in substantially the same manner as they are presently conducted and, specifically, neither the Borrower, the General Partner nor their respective Subsidiaries may undertake any business other than the acquisition, development, franchising, ownership, management, operation, and disposition of Storage Properties, and ancillary businesses reasonably related to Storage Properties. The Borrower, General Partner and such Subsidiaries may manage Storage Properties for third party accounts, provided that if cash flow from such third party management exceeds 15% of the annual Consolidated Cash Flow, such excess amount shall be excluded for purposes of determining compliance with the financial covenants set forth in this Agreement.

         8.5. Taxes. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, pay when due all taxes, assessments and governmental charges and levies upon them of their income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

         8.6. Insurance. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, maintain with insurance companies having Best ratings of A-VII or better insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the requirements of Section 5.17 and 6.17 hereof, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

         8.7. Compliance with Laws. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject unless the compliance with such laws, rules, regulations, orders, writs, judgements, injunctions, decrees or awards is being diligently contested in good faith and by appropriate proceedings, provided that such action is not reasonably likely to result in a Material Adverse Effect.

         8.8. Maintenance of Properties. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that their businesses carried on in connection therewith may be properly conducted at all times.

         8.9. Inspection. The General Partner and the Borrower will, and will cause each of their Subsidiaries to, permit the Administrative Agent, to inspect any of the Property, corporate books and financial records of the General Partner, the Borrower and each of their Subsidiaries, to examine and make copies of the books of accounts and other financial records of the General Partner, the Borrower and each of their Subsidiaries, and to discuss the affairs, finances and accounts of the General Partner, the Borrower and each of their Subsidiaries, and to be advised as to the same by the Administrative Agent at such reasonable times and intervals as the Lenders may designate.

         8.10.    Maintenance of Status. The General Partner shall at all times
(i) maintain the listing of its common stock on the New York Stock Exchange, and
(ii) maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code.

         8.11. Dividends. The General Partner will not, nor will it permit any Subsidiary to, declare or pay any dividends on its Capital Stock if, in any period of four fiscal quarters, such dividends, in the aggregate, would exceed 90% of the General Partner's Funds From Operations for such period, provided, however, that unless a Default has occurred under Section 9.2, the General Partner shall be permitted at all times to distribute whatever amount is necessary to maintain its tax status as a real estate investment trust.

         8.12. Merger. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a Substantial Portion of their Properties, except for such transactions that occur between Wholly-Owned Subsidiaries or as otherwise approved in advance by the Lenders, provided, however, that mergers shall be permitted as a means for the Borrower or the General Partner or a Subsidiary to acquire additional Storage Properties or ancillary businesses reasonably related to Storage Properties so long as such merger is not accomplished through a hostile takeover and the Borrower is the surviving entity.

         8.13. General Partner's Ownership and Control of Borrower. At all times during the entire term of this Agreement (i) the General Partner shall be the sole beneficial owner of the Trust, (ii) the Trust shall not incur any indebtedness, (iii) the Trust shall not suffer or permit to exist any Liens against its Property, and (iv) the Trust shall not own any Property other than its interest in the Borrower and (v) the General Partner and the Trust shall maintain a minimum 75% ownership interest and control of the Borrower. The General Partner will not allow or suffer to exist any pledge, other encumbrance or the conversion to limited partnership interests of any of the general partnership interests or in the Borrower without the prior written consent of the Lenders.

         8.14. Sale of Accounts. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse, except for sales in the ordinary course of business (including sales of receivables from a Property in connection with the disposition of such Property) and sales of notes receivable in connection with franchise loans made to franchisees.

         8.15. Sale and Leaseback. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, sell or transfer any of its Property in order to concurrently or subsequently lease as lessee such or similar Property.

         8.16. Acquisitions and Investments. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to:

                  (i) make any Acquisition, except for (a) mergers permitted pursuant to Section 8.12 and (b) other Acquisitions of additional Storage Properties or ancillary businesses reasonably related to Storage Properties not otherwise prohibited by this Section 8.16;

                  (ii) make any acquisition of any single additional Storage Property if the cost of such property would be more than $20,000,000 unless Borrower has obtained the prior written consent of the Required Lenders;

                  (iii) make any investments in, or loans or advances to, any unconsolidated Person to the extent such investments, loans and advances in the aggregate would exceed on a consolidated basis fifteen percent (15%) of Total Asset Value;

                  (iv) make any investments (either by ownership or loans) in a Property that is not a Storage Property or in vacant land not under development that would exceed for both of such categories of assets, seven and one-half percent (7.5%) of Total Asset Value; or

                  (v) make investments in Assets Under Development greater than 15% of Total Asset Value.

Acquisitions permitted pursuant to this Section 8.16 shall be deemed to be "Permitted Acquisitions".

         8.17. Liens. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries in an aggregate consolidated amount greater than $50,000, except for:

                  (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                  (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                  (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                  (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the General Partner, the Borrower or their Subsidiaries;

                  (v)      Liens existing on the date hereof and described in
         Schedule 3 hereto; and

                  (vi) Liens arising in connection with any Indebtedness which does not cause a violation of Section 8.21 hereof.

Liens permitted pursuant to this Section 8.17 shall be deemed to be "Permitted Liens".

         8.18. Affiliates. The General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except pursuant to the reasonable requirements of the General Partner's, the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the General Partner, the Borrower or such Subsidiary than the General Partner, the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

         8.19.    Current DSC Ratio. Intentionally Deleted

         8.20. Consolidated Tangible Net Worth. The Borrower and General Partner on a consolidated basis with their respective Subsidiaries shall maintain a Consolidated Tangible Net Worth of not less than the sum of (i) $850,000,000 plus (ii) fifty percent (50%) of the aggregate proceeds received by the General Partner (net of customary related fees and expenses) in connection with any offering of stock in the General Partner after the Closing Date.

         8.21. Indebtedness and Cash Flow Covenants. The Borrower and General Partner on a consolidated basis with their respective Subsidiaries shall not permit:

                  (i) Consolidated Total Indebtedness to exceed fifty-five percent (55%) of Total Asset Value at any time;

                  (ii) Consolidated Secured Indebtedness to exceed twenty percent (20%) of Total Asset Value at any time;

                  (iii) Consolidated Senior Unsecured Indebtedness to exceed fifty-five percent (55%) of the Value of Unencumbered Assets;

                  (iv) Annualized Consolidated Cash Flow to be less than 2.0 times Consolidated Fixed Charges as of the last day of any fiscal quarter; or

                  (v) Annualized Unencumbered Consolidated Cash Flow to be less than 2.25 times Annualized Consolidated Unsecured Debt Service as of the last day of any fiscal quarter.

                                   ARTICLE IX

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         9.1. Any representation or warranty made or deemed made by or on behalf of the General Partner, the Borrower or any of their Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

         9.2. Nonpayment of principal of any Note when due, or nonpayment of interest upon any Note or of any commitment fee or other obligations under any of the Loan Documents within five days after the same becomes due.

         9.3. The breach of any of the terms or provisions of Sections 8.2 and 8.11 through 8.21.

         9.4. The breach by the General Partner or the Borrower (other than a breach which constitutes a Default under another Section of this Article IX) of any of the terms or provisions of this Agreement which is not remedied within ten Business Days after written notice from the Administrative Agent or any Lender provided, however, that if such Default is not curable within such time period, it shall not constitute a Default if the Borrower has commenced appropriate actions to effect a cure within ten days and diligently proceeds thereafter to effect a cure and cures such Default in no event later than 45 days after such written notice.

         9.5. Failure of the General Partner, the Borrower or any of their Subsidiaries to pay when due any recourse Indebtedness which is outstanding in an aggregate amount of at least $10,000,000; or the default by the General Partner, the Borrower or any of their Subsidiaries in the performance of any term, provision or condition contained in any agreement under which such Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the General Partner, the Borrower or any of their Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the General Partner, the Borrower or any of their Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         9.6. The General Partner, the Borrower or any of their Significant Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 9.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 9.7.

         9.7. A receiver, trustee, examiner, liquidator or similar official shall be appointed for the General Partner, the Borrower or any Significant Subsidiaries or any Substantial Portion of their Property, or a proceeding described in Section 9.6(iv) shall be instituted against the General Partner, the Borrower or any such Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

         9.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the General Partner, the Borrower and their Subsidiaries which, when taken together with all other Property of the General Partner, the Borrower and their Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of their Property.

         9.9. The General Partner, the Borrower or any of their Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $5,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

         9.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $200,000 or any Reportable Event shall occur in connection with any Plan.

         9.11. The General Partner, the Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the General Partner, the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $500,000 or requires payments exceeding $1,000,000 per annum.

         9.12. The General Partner, the Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the General Partner, the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $200,000.

         9.13. Failure to remediate within the time period permitted by law or governmental order (or within a reasonable time given the nature of the problem if no specific time period has been given) material environmental problems related to the Storage Properties whose aggregate book values are in excess of $20,000,000 or where the estimated cost of remediation is in the aggregate in excess of $100,000, in each case after all administrative and judicial hearings and appeals have been concluded.

         9.14. The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or the Guarantor shall fail to comply with any of the terms or provisions of the Guaranty, or the Guarantor denies that it has any further liability under the Guaranty, or gives notice to such effect.

         9.15. The occurrence of any default under any Loan Document or the breach of any of the terms or provisions of any Loan Document, which default or breach continues beyond any period of grace therein provided.

                                   ARTICLE X

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         10.1. Acceleration. If any Default described in Section 9.6 or 9.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within 10 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 9.6 or 9.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         10.2. Amendments. Subject to the provisions of this Article X, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the General Partner, the Trust, and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the General Partner, the Trust, and the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the prior written consent of each Lender affected thereby:

                  (i) Extend the maturity of any Loan or Note or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon, or any amounts payable under Article III hereof.

                  (ii) Reduce the percentage specified in the definition of Required Lenders.

                  (iii) Extend the Facility Termination Date or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2 (other than as provided for under Section 2.2), or increase the amount of the Commitment of any Lender hereunder or the Aggregate Commitment, or permit the Borrower to assign its rights under this Agreement.

                  (iv) Amend Section 2.17 to require less than all of the Lenders to approve a Fixed Rate Loan.

                  (v)      Amend Section 2.19.

                  (vi)     Amend this Section 10.2.

                  (vii)    Release the Guarantor.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent.

         10.3. Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 10.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.1. Survival of Representations. All representations and warranties of the General Partner and the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

         11.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         11.3. Taxes. Any taxes (excluding federal state or local income taxes on the overall net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         11.4. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         11.5. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof.

         11.6. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         11.7. Expenses; Indemnification. The Borrower shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including, without limitation, all reasonable fees for consultants and fees and reasonable expenses for attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including, without limitation, all fees and reasonable expenses for attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents (including, without limitation, any workout). The Borrower further agrees to indemnify the Administrative Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the Properties, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except as otherwise provided by this Section 11.7. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

         11.8. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         11.9. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP, except that any calculation or determination which is to be made on a consolidated basis shall be made for the General Partner and the Borrower and all their Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the General Partner's or Borrower's official financial statements.

         11.10. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         11.11. Nonliability of Lenders. The relationship between the General Partner and the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other, shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the General Partner or the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the General Partner or the Borrower to review or inform the General Partner or the Borrower of any matter in connection with any phase of the General Partner's or the Borrower's business or operations.

         11.12. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         11.13. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY

ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         11.14. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT

         12.1. Appointment. Bank One, NA is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article XII. The Administrative Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders,
(ii) is a "representative" of the Lenders within the meaning of Section 9-102 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. The Administrative Agent shall administer this Agreement and service the Loans with the same degree of care as Administrative Agent would use in servicing of loan of the same size and type for its own account. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         12.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         12.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for (i) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct; or
(ii) any determination by the Administrative Agent that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a "highly leveraged transaction".

         12.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. Except to the extent expressly required pursuant to the terms and provisions of the Agreement the Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the General Partner or the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the General Partner or the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

         12.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases act upon the written instructions of the Required Lenders or all Lenders, as this Agreement may require, so long as such directions (i) are consistent with the Lender's express obligations hereunder and (ii) in the Administrative Agent's good faith judgment, do not expose the Administrative Agent to any material risk or liability to the Borrowers with respect to this Facility as a result thereof. The Administrative Agent shall be fully protected in so acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of

Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         12.6. Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         12.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         12.8. Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent in its capacity as Administrative Agent only and not as Lender, ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the (a) gross negligence or willful misconduct of the Administrative Agent or (b) matters particularly related to Administrative Agent in its capacity as a Lender only and not related Borrower or another Lender (i.e., a violation of Administrative Agent's legal lending limit). The obligations of the Lenders under this Section 12.8 shall survive payment of the Obligations and termination of this Agreement.

         12.9. Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

         12.10. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         12.11. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time for good cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. If the Administrative Agent assigns or participates its total Commitment, then Administrative Agent agrees to resign upon the request of any Lender. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after notice, then the resigning (or removed) Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned or been removed, and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall pro rate any agency fees it has already received with the successor Administrative Agent, and the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder as Administrative Agent and under the Loan Documents arising or occurring after the effective date of such resignation. After the effectiveness of the resignation of an Administrative Agent, the provisions of this Article XII shall continue in effect for the benefit of such Administrative

Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         12.12. Administrative Agent's Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees agreed to by the Borrower and the Administrative Agent pursuant to that certain letter agreement dated June 20, 2001, or as otherwise agreed from time to time.

         12.13. Notice of Defaults. If a Lender becomes aware of a Default or Unmatured Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Unmatured Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

         12.14. Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten Business Days (or sooner if such notice specifies a shorter period, but in no event less than five Business Days, for responses based on Administrative Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent. If the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

         12.15. Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within 10 Business Days following receipt, copies of all financial statements and other financial reporting information, certificates and notices received regarding the Borrower's ratings except to the extent such items are required to be furnished directly to the Lenders by Borrower hereunder. Within 10 Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

         12.16. Defaulting Lenders. At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders or all Lenders, shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender and the calculation of Required Lenders shall be made without reference to such Defaulting Lender's Percentage. If a Defaulting Lender has failed to fund its Percentage of any Advance and until such time as such Defaulting Lender subsequently funds its Percentage of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its Percentage (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the Borrower in connection with ratable Loans and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective Percentages (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full. At that point, the "Defaulting Lender" shall no longer be deemed a Defaulting Lender and the remainder of the Advances due to such "Defaulting Lender" shall no longer be subordinated but shall be payable on the same basis as payments to the other Lenders. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 12.16. This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this Section 12.16 shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters as provided above.

         12.17. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles XI and XII.

         12.18. Co-Agents, Documentation Agent, Syndication Agent, etc. Neither any of the Lenders identified in this Agreement as a "co-agent" nor the Documentation Agent or the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 12.10.

                                  ARTICLE XIII

                            SETOFF; RATABLE PAYMENTS

         13.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due. Any Lender may, by separate agreement with the Borrower, waive such set-off rights with respect to deposits held by such Lender, which waiver shall be binding upon all other Lenders as to deposits held by such Lender.

         13.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XIV

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         14.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 14.3. The parties to this Agreement acknowledge that clause (ii) of this Section 14.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 14.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 14.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         14.2.    Participations.

                  14.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  14.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 10.2 or of any other Loan Document.

                  14.2.3. Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 13.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 13.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 13.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 13.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.3, provided that (i) a Participant shall not be entitled to receive any greater payment under
         Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and
         (ii) any Participant organized under the laws of any jurisdiction other than the United States of America or any state thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

         14.3.    Assignments.

                  14.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit F or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender, an Affiliate thereof, or a Qualified Lender (as hereinafter defined); provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. The Borrower's and Administrative Agent's consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of
         (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated). As used herein, "Qualified Lender" means an institution with assets over $5,000,000,000 that is generally in the business of making loans comparable to the Loans under this Facility and that maintains an office in the United States.

                  14.3.2. Effect; Effective Date. Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Section 14.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 14.3.2, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         14.4. Designation of Lender to Make Competitive Loans. Any Lender (each a "Designating Lender") may at any time designate one or more Designated Lenders to fund

Competitive Bid Loans which the Designating Lender is required to fund subject to the terms of this Section 14.4 and the provisions in Section 14.3 shall not apply to such designation. No Lender shall be entitled to make more than two such designations. The parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance, a Designation Agreement in the form of Exhibit H. Upon its receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a Designee representing that it is a Designated Lender, the Administrative Agent will accept such Designation Agreement and give prompt notice thereof to the Borrower, whereupon, from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Competitive Bid Loans on behalf of its Designating Lender pursuant to Section 2.16 after the Borrower has accepted a Competitive Bid (or a portion thereof) of the Designating Lender. Each Designating Lender shall serve as the agent for the Designated Lender and shall on behalf of the Designated Lender give and receive all communications and notices and take all actions hereunder, including without limitation votes, approvals, waivers, consents and amendments under or relating to this Agreement or the other Loan Documents. Any such notice, communications, vote approval, waiver, consent or amendment shall be signed by the Designating Lender as agent for the Designated Lender and shall not be signed by the Designated Lender. The Borrower, the Administrative Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same, and without any specific designation that the Designating Lender is signing in an agency capacity. The parties hereto agree not to institute or join any other person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Facility Termination Date. This Section 14.4 shall survive the termination of this Agreement.

         14.5. Dissemination of Information. The General Partner and the Borrower authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the General Partner, the Borrower and their Subsidiaries provided that such transferees shall be subject to an obligation to keep all non-public information confidential.

         14.6. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                   ARTICLE XV

                                     NOTICES

         15.1. Giving Notice. Except as otherwise permitted by Section 2.16 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

         15.2. Change of Address. The General Partner, the Trust, the Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XVI

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by telex or telephone, that it has taken such action.

         IN WITNESS WHEREOF, the Borrower, the General Partner, the Trust, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

                                       SUSA PARTNERSHIP L.P.

                                       By:  STORAGE USA, INC.,
                                            its General Partner



                                            By: /s/ Christopher P. Marr
                                               --------------------------------

                                            Print Name: Christopher P. Marr

                                            Title:      Chief Financial Officer

                                       c/o Storage USA, Inc.
                                       175 Toyota Plaza #700
                                       Memphis, TN 38103

                                       Attention: Christopher P. Marr
                                       Telephone: (410) 730-9500
                                       Facsimile: (410) 730-3426

                                       With a copy to:

                                       175 Toyota Plaza #700
                                       Memphis, TN  38103

                                       Attention: General Counsel
                                       Telephone: (901) 252-2000
                                       Facsimile: (901) 252-2060

                                       STORAGE USA, INC.



                                       By: /s/ Christopher P. Marr
                                          -------------------------------------

                                       Print Name: Christopher P. Marr

                                       Title:      Chief Financial Officer

                                       c/o Storage USA, Inc.
                                       175 Toyota Plaza #700
                                       Memphis, TN 38103

                                       Attention: Christopher P. Marr
                                       Telephone: (410) 730-9500
                                       Facsimile: (410) 730-3426

                                       With a copy to:

                                       175 Toyota Plaza #700
                                       Memphis, TN 38103

                                       Attention: General Counsel
                                       Telephone: (901) 252-2000
                                       Facsimile: (901) 252-2060

                                       STORAGE USA TRUST

                                       By: /s/ Christopher P. Marr
                                          -------------------------------------

                                       Print Name: Christopher P. Marr

                                       Title:      Chief Financial Officer

                                       c/o Storage USA, Inc.
                                       175 Toyota Plaza #700
                                       Memphis, TN 38103

                                       Attention: Christopher P. Marr
                                       Telephone: (410) 730-9500
                                       Facsimile: (410) 730-3426

                                       With a copy to:

                                       175 Toyota Plaza #700
                                       Memphis, TN 38103

                                       Attention: General Counsel
                                       Telephone: (901) 252-2000
                                       Facsimile: (901) 252-2060

COMMITMENTS:

$21,000,000                            BANK ONE, NA, Individually and as
                                       Administrative Agent



                                       By: /s/ Patricia Leung
                                          -------------------------------------

                                       Print Name: Patricia Leung
                                                  -----------------------------

                                       Title: Director, Capital Markets
                                             ----------------------------------

                                       1 Bank One Plaza
                                       Chicago, Illinois 60670

                                       Attention: Patricia Leung
                                       Telephone: (312) 732-8619
                                       Facsimile: (312) 732-5939

$21,000,000                            BANK OF AMERICA, N.A., Individually
                                       and as Syndication Agent



                                       By: /s/ Matthew W. Sadler
                                          -------------------------------------

                                       Print Name: Matthew W. Sadler
                                                  -----------------------------

                                       Title: Vice President
                                             ----------------------------------

                                       231 South LaSalle Street
                                       Chicago, Illinois 60697-1516

                                       Attention: Matt Sadler
                                       Telephone: (312) 828-7107
                                       Facsimile: (312) 974-4970

$21,000,000                            COMMERZBANK AG NEW YORK AND
                                       GRAND CAYMAN BRANCHES,
                                       Individually and as a Documentation Agent



                                       By: /s/ Douglas P. Traynor
                                          -------------------------------------

                                       Print Name: Douglas P. Traynor
                                       Title: Vice-President



                                       By: /s/ E. Marcus Perry
                                          -------------------------------------

                                       Print Name: E. Marcus Perry
                                       Title: Assistant Vice-President

                                       2 World Financial Center
                                       New York, New York 10281

                                       Attention: Marcus Perry
                                       Telephone: (212) 266-7646
                                       Facsimile: (212) 266-7565

$21,000,000                            FIRST UNION NATIONAL BANK,
                                       Individually and as a Documentation Agent



                                       By: /s/ David Hoagland
                                          -------------------------------------

                                       Print Name: David Hoagland
                                       Title:  Vice President

                                       c/o First Union Securities, Inc.
                                       301 South College Street, NC5604
                                       Charlotte, NC 28288

                                       Attention: David Hoagland
                                       Telephone: (704) 374-4809
                                       Facsimile: (704) 383-6205

$21,000,000                            PNC BANK, NATIONAL ASSOCIATION
                                       Individually and as a Documentation Agent



                                       By: /s/ Wayne P. Robertson
                                          -------------------------------------

                                       Print Name: Wayne P. Robertson
                                       Title: Vice President

                                       One PNC Plaza
                                       249 Fifth Avenue
                                       Mail Stop P1-POPP-19-2
                                       Pittsburgh, Pennsylvania 15222-2707

                                       Attention: Wayne P. Robertson
                                       Telephone: (412) 762-8452
                                       Facsimile: (412) 762-6500

$21,000,000                            AMSOUTH BANK
                                       Individually and as a Co-Agent



                                       By: /s/ Lawrence Clark
                                          -------------------------------------

                                       Print Name: Lawrence Clark
                                                  -----------------------------

                                       Title: Vice President
                                             ----------------------------------

                                       1900 5th Avenue, North
                                       Amsouth South Sonat Tower, 9th Floor
                                       Birmingham, AL 35288

                                       Attention: Lawrence Clark
                                       Telephone: (205) 581-7493
                                       Facsimile: (205) 326-4075

$17,500,000                            NATIONAL BANK OF COMMERCE
                                       Individually and as a Co-Agent



                                       By: /s/ Johnny B. Moore
                                          -------------------------------------

                                       Print Name: Johnny B. Moore
                                                  -----------------------------

                                       Title: Senior Vice President

                                       One Commerce Square
                                       Memphis, Tennessee 38150

                                       Attention: Johnny B. Moore, Jr.
                                       Telephone: (901) 523-3225
                                       Facsimile: (901) 523-3456

$17,500,000                            SUNTRUST BANK
                                       Individually and as a Co-Agent



                                       By: /s/ Gregory T. Horstman
                                          -------------------------------------

                                       Print Name: Gregory T. Horstman
                                                  -----------------------------

                                       Title: Senior Vice President
                                             ----------------------------------

                                       8245 Boone Boulevard, Suite 820
                                       Vienna, Virginia 22182

                                       Attention: Gregory T. Horstman
                                       Telephone: (703) 902-9384
                                       Facsimile: (703) 902-9190

$17,500,000                            SOUTHTRUST BANK
                                       Individually and as a Co-Agent



                                       By: /s/ Sidney Clapp
                                          -------------------------------------

                                       Print Name: Sidney Clapp
                                                  -----------------------------

                                       Title: Loan Officer
                                             ----------------------------------

                                       420 North 20th Street
                                       Birmingham, Alabama 35203

                                       Attention: Sidney Clapp
                                       Telephone: (205) 254-4138
                                       Facsimile: (205) 254-8270

$13,250,000                            CITIZENS BANK OF MASSACHUSETTS



                                       By: /s/ Mark T. Brassard
                                          -------------------------------------

                                       Print Name: Mark T. Brassard
                                                  -----------------------------

                                       Title: Loan Officer
                                             ----------------------------------

                                       1 Citizens Plaza
                                       4th Floor, RC 0440
                                       Providence, RI 02903

                                       Attention: Greg Ceseretti
                                       Telephone: (401) 455-5421
                                       Facsimile: (401) 282-4485

$13,250,000                            UNION PLANTERS BANK, NATIONAL
                                       ASSOCIATION



                                       By: /s/ Craig Gardella
                                          -------------------------------------

                                       Print Name: Craig Gardella
                                       Title:      Senior Vice President

                                       6200 Poplar
                                       Memphis, Tennessee 38119

                                       Attention: Craig Gardella
                                       Telephone: (901) 580-5507
                                       Facsimile: (901) 580-5451

$10,000,000                            CHEVY CHASE BANK, F.S.B.



                                       By: /s/ Frederick H. Denecke
                                          -------------------------------------

                                       Print Name: Frederick H. Denecke
                                       Title:      Vice President

                                       8401 Connecticut Avenue
                                       9th Floor
                                       Chevy Chase, Maryland 20815

                                       Attention: Frederick H. Denecke
                                       Telephone: (301) 986-7435
                                       Facsimile: (301) 986-7516

$10,000,000                            COMERICA BANK


                                       By: /s/ Jessica L. Kempf
                                          -------------------------------------

                                       Print Name: Jessica L. Kempf

                                       Title: Account Officer

                                       500 Woodward Avenue, MC 3256
                                       Detroit, Michigan 48226

                                       Attention: Jessica Kempf
                                       Telephone: (313) 222-6140
                                       Facsimile: (313) 222-9295

                                    EXHIBIT A
                                  PRICING GRID

Ratings:                             At least           At least          At least          At least        Below either
S&P & Moody's                        A- and A3       BBB+ and Baa1      BBB and Baa2      BBB- and Baa3     BBB- or Baa3
-------------                        ---------       -------------      ------------      -------------     ------------
Alternate Base Rate Margin*              0                  0                  0                20                60
LIBOR Margin*                           75                 90                105               115               165
Facility Fee Rate                       15                 20                 20                25                30
All-in Funded Cost                      90                110                125               140               195

* =      in basis points per annum

All margins and fees change as and when the rating classification changes.

The Alternate Base Rate Margin and the LIBOR Margin to be used in calculating the interest rate applicable to different Types of Advances shall vary from time to time in accordance with the long-term unsecured debt ratings from Moody's and S&P of the General Partner and the Borrower. In the event the General Partner and the Borrower have different ratings, the rating of the higher rated entity shall be used. In the event the rating agencies are split on the rating for the higher rated entity, the lower rating for the higher rated entity shall be deemed to be the applicable rating (e.g., if the higher rated entity's Moody's debt rating is Baa1 and its S&P debt rating is BBB then the Applicable Margins shall be computed based on the S&P rating), and the Applicable Margins shall be adjusted effective on the next Business Day following any change in the higher rated entity's Moody's debt rating and/or S&P's debt rating, as the case may be. In the event that either S&P or Moody's shall discontinue its ratings of the REIT industry or the Borrower, a mutually agreeable substitute rating agency shall be selected by the Required Lenders and the Borrower. If the Required Lenders and the Borrower cannot agree on a substitute rating agency within thirty (30) days of such discontinuance, or if both S&P and Moody's shall discontinue its ratings of the REIT industry or the Borrower, the Applicable Margin to be used for the calculation of interest on Advances hereunder shall be the highest Applicable Margin for each Type.

                                   EXHIBIT B-1

                           [AMENDED AND RESTATED] NOTE

         September ___, 2001

         SUSA Partnership L.P., a Tennessee limited partnership (the "Borrower"), promises to pay to the order of ____________ (the "Lender") or the aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to the Third Amended and Restated Unsecured Revolving Credit Agreement ("Agreement") hereinafter referred to without setoff or counterclaim, in immediately available funds at the main office of Bank One, NA in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         [This Note amends and restates in its entirety that certain Note dated May 26, 1999 made by the Borrower in favor of the Lender in the maximum principal amount of $__________.]

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Unsecured Revolving Credit Agreement, dated as of September ___, 2001 among the Borrower, Storage USA, Inc., Storage USA Trust, Bank One, NA, individually and as Administrative Agent, and the lenders named therein, including the Lender, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Unmatured Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                       SUSA PARTNERSHIP L.P.

                                       By:   STORAGE USA, INC.,
                                             its General Partner



                                             By:
                                                -------------------------------

                                             Print Name:
                                                        -----------------------

                                             Title:
                                                   ----------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                            TO [AMENDED AND RESTATED]
                          NOTE OF SUSA PARTNERSHIP L.P.
                            DATED SEPTEMBER ___, 2001

                               Principal             Maturity of             Maturity
                                Amount                Interest               Principal               Unpaid
         Date                   of Loan                Period               Amount Paid              Balance
         ----                  ---------             -----------            -----------              -------


                                   EXHIBIT B-2

               FORM OF [AMENDED AND RESTATED] COMPETITIVE BID NOTE

                                                             September ___, 2001

         On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001 (the "Agreement") between SUSA PARTNERSHIP L.P., a Tennessee limited partnership (the "Borrower"), STORAGE USA, INC., a Tennessee corporation (the "General Partner"), STORAGE USA TRUST, a Maryland business trust, the Lenders and BANK ONE, NA, individually and as Administrative Agent for the Lenders and others (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to Section 2.16 of the Agreement without setoff or counterclaim, in immediately available funds at the office of the main Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans and any accrued and unpaid interest under this Competitive Bid Note ("Note") in full on or before the Facility Termination Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

         [This Note amends and restates in its entirety that certain Competitive Bid Note dated May 26, 1999 made by the Borrower in favor of the Lender.]

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Unmatured Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                       SUSA PARTNERSHIP L.P.

                                       By:   STORAGE USA, INC.,
                                             its General Partner



                                             By:
                                                -------------------------------

                                             Print Name:
                                                        -----------------------

                                             Title:
                                                   ----------------------------

                                   EXHIBIT C-1

                      FORM OF COMPETITIVE BID QUOTE REQUEST
                                (Section 2.16(b))

To:      Bank One, NA,
         as administrative agent (the "Administrative Agent")

From:    SUSA Partnership L.P.

Re: Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001, as amended among the Borrower, the General Partner, the Trust, the Lenders from time to time party thereto, Banc One Capital Markets, Inc., as Arranger, and Bank One, NA, as Administrative Agent for the Lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement")

         1. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         2. We hereby give notice pursuant to Section 2.16(b) of the Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Loan(s):

         Borrowing Date: _______________, _____

                  Principal Amount(1)                       Interest Period(2)

         3. Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate].

---------------

(1) Amount must be at least $10,000,000 and an integral multiple of $1,000,000.

(2) Up to 90 days, subject to the provisions of the definitions of LIBOR Interest Period and Absolute Interest Period.

         4. Upon acceptance by the undersigned of any or all of the Competitive Bid Loans offered by Lenders in response to this request, the undersigned shall be deemed to affirm as of the Borrowing Date thereof the representations and warranties made in Article V and Article VI of the Agreement.

                                       SUSA PARTNERSHIP L.P.

                                       By:   STORAGE USA, INC.
                                             its General Partner



                                             By:
                                                -------------------------------

                                             Print Name:
                                                        -----------------------

                                             Title:
                                                   ----------------------------

                                   EXHIBIT C-2

                      INVITATION FOR COMPETITIVE BID QUOTES
                                (Section 2.16(c))

To:      Each of the Lenders party to
         the Agreement referred to below

Re:      Invitation for Competitive Bid Quotes to
                  SUSA Partnership L.P.

         Pursuant to Section 2.16(c) of the Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001 as amended from time to time, among the Borrower, the General Partner, the Trust, the Lenders from time to time party thereto, Banc One Capital Markets, Inc., as Arranger, and Bank One, NA as Administrative Agent for the Lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Loan(s):

Borrowing Date: _______________, _____

                  Principal Amount                      Interest Period

         Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with Section 2.16(c) of the Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         Please respond to this invitation by no later than [9:00 A.M.] (Chicago time) on _______________, _____.

                                       BANK ONE, NA, as Administrative Agent



                                       By:
                                          -------------------------------------

                                       Print Name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------

                                   EXHIBIT C-3

                              COMPETITIVE BID QUOTE
                                (Section 2.16(d))

                             _______________ , _____

To:      Bank One, NA,
         as Administrative Agent

Re:      Competitive Bid Quote to SUSA Partnership L.P. (the "Borrower")

         In response to your invitation on behalf of the Borrower dated _______________, ____, we hereby make the following Competitive Bid Quote pursuant to Section 2.16(d) of the Agreement hereinafter referred to and on the following terms:

1.       Quoting Lender: _________

2.       Person to contact at Quoting Lender:

3.       Borrowing Date: __________ (1)

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

                                             [Competitive
Principal                 Interest               LIBOR               [Absolute         Minimum
Amount(2)                 Period(3)            Margin(4)]             Rate(5)]        Amount(6)
---------                 ---------           -----------            ---------        ---------


---------------

(1)      As specified in the related Invitation For Competitive Bid Quotes.

(2) Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 and integral multiples of $1,000,000.

(3) Up to 90 days, as specified in the related Invitation For Competitive Bid Quotes.

(4) Competitive LIBOR Margin for the applicable LIBOR Interest Period. Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".

(5) Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

(6)      Specify minimum amount, if any, which the Borrower may accept (see
Section 2.16(d)(ii)(2)).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001, among the Borrower, the General Partner, the Trust, the Lenders from time to time party thereto, and Bank One, NA, as Administrative Agent for the Lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Agreement.

                                       Very truly yours,

                                       [NAME OF LENDER]



                                       By:
                                          -------------------------------------

                                       Print Name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------

                                    EXHIBIT D

                                 FORM OF OPINION

                                                           ______________ , 20__

The Administrative Agent and the Lenders who are parties to the Credit Agreement described below.

Gentlemen/Ladies:

         I am general counsel for SUSA Partnership L.P., a Tennessee limited partnership (the "Borrower"), Storage USA Trust, a Maryland business trust (the "Trust") and Storage USA, Inc., a Tennessee corporation (the "General Partner" and, collectively with the Borrower and the Trust, the "SUSA Entities"), and have represented the SUSA Entities in connection with their execution and delivery of a Third Amended and Restated Unsecured Revolving Credit Agreement among the SUSA Entities, Bank One, NA, individually and as Administrative Agent, and the Lenders named therein, providing for Advances in an aggregate principal amount not exceeding $225,000,000 at any one time outstanding and dated as of ___________ (the "Agreement"). All capitalized terms used in this opinion and not otherwise defined shall have the meanings attributed to them in the Agreement.

         I have examined the SUSA Entities' articles of incorporation, by-laws, resolutions, certificate of limited partnership, partnership agreement, the Agreement, the Third Amended and Restated Guaranty dated __________, the Notes (the foregoing documents are sometimes collectively referred to herein as the "Loan Documents") and such other matters of fact and law which I deemed necessary in order to render this opinion.

         For purposes of the opinions expressed below, I have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals, (iii) for purposes of opinion number 5, below, we have assumed that the Loan Documents will be governed exclusively by the laws of Tennessee, notwithstanding any contrary provision of the Loan Documents that the Loan Documents be governed by the law of Illinois, as to which we express no opinion, and (iv) the due authorization, execution and delivery of all documents by all parties and the validity and binding effect thereof (other than the authorization, execution and delivery of documents by the Borrower, the General Partner and the Trust and the validity and binding effect thereof upon the Borrower, General Partner and the Trust).

         As to factual matters, we have relied upon representations included in the Credit Agreement, upon certificates of officers of the Borrower, the General Partner and the Trust, upon certificates of public officials, the SUSA Entities' organizational documents and such other matters of fact and law which we deem necessary in order to render this opinion. Whenever the phrase "to our knowledge" is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Borrower, the General Partner and the Trust in this transaction without independent investigation. Based upon the foregoing, it is our opinion that:

         1. The General Partner is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Tennessee and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         2. The Trust is duly organized, validly existing and in good standing under the laws of the state of Maryland and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         3. The Borrower is a limited partnership duly qualified and formed and validly existing under the laws of the state of Tennessee and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         4. The execution and delivery of the Loan Documents by the SUSA Entities and the performance by the SUSA Entities of their obligations under the Loan Documents have been duly authorized by all necessary corporate or partnership action and/or proceedings on the part of the SUSA Entities and will not:

                  (a) require any consent of the SUSA Entities' shareholders or limited partners;

                  (b) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the SUSA Entities or any of their Subsidiaries or the SUSA Entities' or any Subsidiary's articles of incorporation, by-laws, certificate of limited partnership, partnership agreement, any indenture, instrument or agreement binding upon the SUSA Entities or any of their Subsidiaries; or

                  (c) result in, or require, the creation or imposition of any Lien pursuant to the provisions of any indenture, instrument or agreement binding upon the SUSA Entities or any of their Subsidiaries.

         5. The Loan Documents have been duly executed and delivered by the SUSA Entities and constitute legal, valid and binding obligations of the SUSA Entities enforceable in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         6. Except as set forth in the Credit Agreement, I know of no litigation or proceeding against the SUSA Entities or any of their Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

         7. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the SUSA Entities or any of their Subsidiaries, is required to be obtained by the SUSA Entities or any of their Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement or in connection with the payment by the SUSA Entities of their obligations under the Loan Documents.

         I do not purport to express an opinion on any laws other than those of the State of Tennessee and the general corporate laws of the state of Maryland.

         This opinion may be relied upon only by the Agent, the Lenders and their participants, assignees and other transferees in connection with the matters set forth herein and may not, without our express written consent, be furnished or quoted to or relied upon by any other person or entity for any purpose. Subject to the preceding sentence, this opinion shall not be published or reproduced in any manner or distributed or circulated to any person or entity without our express written consent. My opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                                       Very truly yours,



                                       ----------------------------------------

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

To:      The Lenders parties to the
         Credit Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001 (as amended, modified, renewed or extended from time to time, the "Agreement") among the Borrower, Storage USA, Inc., Storage USA Trust, the lenders party thereto and Bank One, NA, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the duly elected ________________________ of the
Borrower;

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

         4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of __________,
___ .

                                       SUSA PARTNERSHIP L.P.
                                       By:   STORAGE USA, INC.
                                             Its General Partner

                                             By:
                                                -------------------------------

                                             Print Name:
                                                        -----------------------

                                             Title:
                                                   ----------------------------

                                    [SAMPLE]

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                  Schedule of Compliance as of _________ with
                         Provisions of ____ and ____ of
                                  the Agreement

                                    EXHIBIT F

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between ________ (the "Assignor") and __________ (the "Assignee") is dated as of
____________, ___. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Third Amended and Restated Unsecured Revolving Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1 and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in
Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of Exhibit I attached hereto has been delivered to the Administrative Agent. Such Notice of Assignment must include any consents required to be delivered to the Administrative Agent by Section 14.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Adjusted ABR Loans assigned to the Assignee hereunder and (ii) with respect to each Adjusted LIBOR Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Adjusted LIBOR Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Adjusted LIBOR Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Adjusted LIBOR Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Adjusted LIBOR Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Borrower with respect to any Adjusted LIBOR Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Adjusted LIBOR Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Adjusted LIBOR Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Adjusted LIBOR Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Adjusted LIBOR Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Administrative Agent with respect to Adjusted LIBOR Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Adjusted ABR Loans or fees, or the Payment Date, in the case of Adjusted LIBOR Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

*Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

         5. FEES PAYABLE BY THE ASSIGNEE. The Assignee shall pay to the Assignor a fee on each day on which a payment of interest or fees (including any Commitment Fee, Extension Fee or Unused Facility Fee) is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or commitment fees for the period prior to the Effective Date or, in the case of Adjusted LIBOR Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was __ of 1% less than the interest rate paid by the Borrower or if the commitment fee was __ of 1% less than the commitment fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay __% of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor and that it has the right power and authority to enter into this Agreement. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as administration agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (vii) confirms that it is either a financial institution, a pension fund, or a fund or entity that regularly makes or participates in real estate loans as part of its business (viii) confirms that it has the right power and authority to enter into this Agreement, [and attaches the forms prescribed by the Internal Revenue Service of the United

States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].*

*to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 14.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.


                                       [NAME OF ASSIGNOR]

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       [NAME OF ASSIGNEE]

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                   SCHEDULE 1
                             to Assignment Agreement

1. Description and Date of Credit Agreement: Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001.

2.       Date of Assignment Agreement: ______________, ___

3.       Amounts (As of Date of Item 2 above):

         a.       Total of Commitments
                  under Credit Agreement             $
                                                      ------------

         b.       Assignee's Percentage
                  of Facility
                  purchased under the
                  Assignment Agreement**                            %
                                                      ------------

         c.       Amount of Assigned
                  Share in Facility
                  purchased under the
                  Assignment Agreement               $
                                                      ------------

4.       Assignee's Aggregate Commitment

         Amount Purchased Hereunder:                 $
                                                      ------------

5.       Proposed Effective Date:
                                 ----------------, ----

*        Percentage taken to 10 decimal places


Accepted and Agreed:

[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]



By:                                       By:
   -----------------------------------       ----------------------------------

Title:                                    Title:
      -------------------------------           -------------------------------

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                    EXHIBIT I
                             to Assignment Agreement

                                     NOTICE
                                  OF ASSIGNMENT

                                                     ____________________, _____

To:      SUSA PARTNERSHIP L.P.
         STORAGE USA, INC.__________________________
         _________________

         BANK ONE, NA, as Administrative Agent
         ________________________________
         ________________________________

From:    [NAME OF ASSIGNOR, as a Lender (the "Assignor")
         [NAME OF ASSIGNEE] (the "Assignee")

         1. We refer to that Third Amended and Restated Unsecured Revolving Credit Agreement (the "Credit Agreement") described in Item 1 of
Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Administrative Agent pursuant to Section 14.3.2 of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of ___ , ____ (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstanding, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any consents and fees required by Sections 14.3.1 and 14.3.2 of the Credit Agreement have been delivered to the Administrative Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrower and the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Administrative Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Administrative Agent on or before the Effective Date the processing fee of $3,500 required by
Section 14.3.2 of the Credit Agreement.

         6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

         7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

         8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

NAME OF ASSIGNOR                          NAME OF ASSIGNEE



By:                                       By:
   -----------------------------------       ----------------------------------

Title:                                    Title:
      -------------------------------           -------------------------------

ACKNOWLEDGED AND CONSENTED TO             ACKNOWLEDGED
BY BANK ONE, NA,                          BY SUSA PARTNERSHIP L.P.
AS ADMINISTRATIVE AGENT

By:                                       By:
   -----------------------------------       ----------------------------------

Title:                                    Title:
      -------------------------------           -------------------------------

                 [Attach photocopy of Schedule 1 to Assignment]

                                    EXHIBIT G

                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To Bank One, NA,
as Administrative Agent (the "Administrative Agent") under the Credit Agreement Described Below.

Re: Third Amended and Restated Unsecured Revolving Credit Agreement, dated September ___, 2001 (as the same may be amended or modified, the "Credit Agreement"), among SUSA Partnership L.P. (the "Borrower"), Storage USA, Inc., Storage USA Trust, the Administrative Agent, and the Lenders named therein. Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 14.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.19 of the Credit Agreement.

         Facility Identification Number
                                        ---------------------------------------

         Customer/Account Name
                               ------------------------------------------------

         Transfer Funds To
                           ----------------------------------------------------


                           ----------------------------------------------------


                           ----------------------------------------------------

         For Account No.
                         ------------------------------------------------------

         Reference/Attention To
                                -----------------------------------------------

Authorized Officer
(Customer Representative) Date ______________________



-----------------------------------        ------------------------------------
(Please Print)                             Signature

Bank Officer Name                          Date
                                                -------------------



-----------------------------------        ------------------------------------
(Please Print)                             Signature

                                    EXHIBIT H

                          FORM OF DESIGNATION AGREEMENT

                           Dated _____________, 199__

         Reference is made to the Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September ___, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among SUSA Partnership L.P., a Tennessee limited partnership (the "Borrower"), Storage USA, Inc., a Tennessee corporation (the "General Partner"), Storage USA Trust, a Maryland business trust, the Lenders, and Bank One, NA, as Administrative Agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning.

         [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the "Designee"), the Administrative Agent and the Borrower agree as follows:

         1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Loans pursuant to Section 2.16 of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Competitive Bid Loan pursuant to such Section
2.16 shall be effective at the time of the funding for such Competitive Bid Loan and not before such time.

         2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or any Loan Party of the performance or observance by the Borrower or any Loan Party or any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto. (It is acknowledged that the Designor may make representations and warranties of the type described above in other agreements to which the Designor is a party).

         3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in
Section 8.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own independent credit analysis and decision to enter into this Designation Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under Loan Document; (c) confirms that it is a Designated Lender; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative

Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

         4. The Designee hereby appoints Designor as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and made approvals, waivers, consents or amendment to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

         5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

         6. Neither the Administrative Agent nor the Borrower shall institute, or join any other person in instituting, against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law at any time that the Designee has any outstanding debt or other securities which are rated by S&P, Moody's or any other rating agency or at any time within one year and one day after the date such debt or other securities have been repaid in full.

         7. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Designation Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damage, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

         8. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Loans as pursuant to Section 2.16 of the Credit Agreement and the rights and obligations of a Lender related thereto.

         9. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to the provisions thereof regarding conflicts of law.

         10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as of delivery of a manually executed counterpart of this Designation Agreement.

         IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date(1)                    ,       ,
                --------------------  ------   ------

                                       [NAME OF DESIGNOR], as Designor



                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       [NAME OF DESIGNEE], as Designee



                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       Applicable Lending Office (and address
                                       for notices):

                                                      [ADDRESS]

Accepted this ____ day
of _______________, ____

[ADMINISTRATIVE AGENT], as Administrative Agent
      [BORROWER]



By:                                       By:
   -----------------------------------       ----------------------------------

Title:                                    Title:
      -------------------------------           -------------------------------

---------------

(1) This date should be no earlier than five Business Days after the delivery of this Designation Agreement to the Agent.

                              PAYMENTS OF PRINCIPAL

                          Unpaid
                          Principal                                    Notation
  Date                                             Balance
                                 Made by



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